As filed with the Securities and Exchange Commission on March 20, 2012
================================================================================
                                                    1933 Act File No. 333-
                                                     1940 Act File No. 811-21842


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

(Check appropriate box or boxes)

[ X ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[   ]  Pre-Effective Amendment No. __
[   ]  Post-Effective Amendment No. __

and

[ X ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ] Amendment No. 4

                      First Trust Strategic High Income II
         Exact Name of Registrant as Specified in Declaration of Trust

           120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 765-8000
               Registrant's Telephone Number, including Area Code

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                            Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box)

         [   ] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================


------------------------ ---------------------- --------------------- ---------------------- ----------------------
                                                  Proposed Maximum       Proposed Maximum
  Title of Securities         Amount Being         Offering Price       Aggregate Offering   Amount of Registration
    Being Registered           Registered            Per Unit(1)             Price(1)                Fee(2)
------------------------ ---------------------- --------------------- ---------------------- ----------------------
  Common Shares, $0.01
       par value            3,243,000 shares           $17.29              $56,071,470             $6,425.80
------------------------ ---------------------- --------------------- ---------------------- ----------------------


(1) Estimated pursuant to Rule 457(c) of the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

(2)   Transmitted prior to filing.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED MARCH 20, 2012


BASE PROSPECTUS

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                         UP TO 3,243,000 COMMON SHARES
--------------------------------------------------------------------------------

      The Fund. First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company which commenced operations in March 2006.

      Investment Objectives. The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

      Investment Strategy. The Fund pursues its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor (as defined below) believes offer attractive yield and/or capital appreciation potential. Under normal market conditions, the Fund invests in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.

      The Fund may invest up to 100% of its Managed Assets (as defined below) in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). High-yield bonds are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may also invest in equity securities, including, but not limited to, common and preferred stock, foreign securities and distressed securities, subject to certain investment limitations. See "The Fund's Investments--Portfolio Composition."

      The Fund's currently outstanding common shares are, and the common shares offered in this prospectus will be, subject to notice of issaunce, listed on the New York Stock Exchange under the trading or "ticker" symbol "FHY." The net asset value of the Fund's common shares on December 31, 2011 was $16.00 per common share, and the last sale price of the common shares on the New York Stock Exchange on such date was $15.28.

      The Fund may offer, on an immediate, continuous or delayed basis, up to 3,243,000 of the Fund's common shares in one or more offerings. The Fund may offer its common shares in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of the common shares.

      The Fund may offer the common shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which the Fund may offer the common shares, see "Plan of Distribution." The common shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

      INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 33.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                               (CONTINUED ON THE FOLLOWING PAGE)

(CONTINUED FROM PREVIOUS PAGE)



      Investment Advisor and Sub-Advisor. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the Fund's investment advisor and is responsible for supervising the Fund's sub-advisor, Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $48 billion in assets which it managed or supervised as of December 31, 2011. Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager ("BAM"). Brookfield and BAM had approximately $150 billion in gross assets under management as of December 31, 2011. See "Management of the Fund" in this prospectus and "Investment Advisor" and "Sub-Advisor" in the Fund's Statement of Additional Information (the "SAI").

      Use of Leverage. The Fund may seek to enhance the level of its current distributions through the use of financial leverage. The Fund may utilize leverage through the issuance of preferred shares of beneficial interest ("Preferred Shares") in an amount up to 50% of its Managed Assets or through commercial paper, notes, reverse repurchase agreements and/or other borrowings (collectively, "Borrowings") in an amount up to 33-1/3% of its Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings). For purposes of determining Managed Assets, the liquidation preference of any Preferred Shares is not treated as a liability. The issuance of Borrowings, the repayment of which would be senior to the common shares, will result in the financial leveraging of the common shares. The costs associated with the issuance of and use of financial leverage will be borne by the common shareholders. Whether to offer Preferred Shares or engage in another form of leveraging, and, if offered, the terms of such shares or leveraging and the timing and other terms of their offering or arrangement will be determined by the Fund's board of trustees ("Board of Trustees"). At December 31, 2011, the Fund utilized leverage through use of Borrowings under a commitment facility representing approximately 29.52% of Managed Assets. Through leveraging, the Fund seeks to obtain a higher return for the holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the common shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage--Effects of Leverage," "Risks--Leverage Risk" and "Description of Shares."

      You should read this prospectus and any prospectus supplement, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus, together with any prospectus supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI, dated __________, 2012, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 58 of this prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (http:// www.sec.gov).

      Shares of common stock of closed-end investment companies, like the Fund, frequently trade at discounts to their net asset values. If the Fund's common shares trade at a discount to net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common shares in a relatively short period after purchasing shares in this offering. See "Risks-Market Discount From Net Asset Value Risk." The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                   Prospectus dated                , 2012

                  CAUTIONARY NOTICE REGARDING FORWARD-LOOKING
                                   STATEMENTS

      This prospectus, any accompanying prospectus supplement and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Fund's common shares trade in the public markets and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission.

      Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act").

      Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

      This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference, particularly the section entitled "Risks" beginning on page 33.

THE FUND ............ First Trust Strategic High Income Fund II is a
                      diversified, closed-end management investment company which commenced operations and completed its initial public offering of common shares in March 2006, raising approximately $179.26 million in equity after the payment of offering expenses. As of December 31, 2011, the Fund had 8,106,875 common shares outstanding and net assets applicable to common shares of $129,714,502. The common shares of beneficial interest offered by this prospectus are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" in this prospectus. As used in this prospectus, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by this prospectus and the holders of common shares are called "common shareholders." In October 2011, the Fund completed separate reorganizations with the First Trust Strategic High Income Fund and the First Trust Strategic High Income Fund III. Upon the consummation of the reorganizatons, the Fund completed a 1-for-3 reverse share split. See "The Fund."

INVESTMENT ADVISOR
AND SUB-ADVISOR...... First Trust Advisors is the Fund's investment advisor and is responsible for supervising the Fund's Sub-Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation.

                      First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. It serves as investment advisor or portfolio supervisor to investment portfolios with approximately $48 billion in assets which it managed or supervised as of December 31, 2011. See the SAI under "Investment Advisor."

                      Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") is the Fund's sub-advisor. Prior to June 29, 2009, Valhalla Capital Partners, LLC ("Valhalla") served as the sub-advisor to the Fund and managed the Fund's portfolio subject to First Trust Advisors' supervision. Effective June 29, 2009, the Board of Trustees appointed Brookfield as sub-advisor to the Fund, replacing Valhalla, and Brookfield assumed the day-to-day responsibility for management of the Fund's portfolio. Brookfield, a registered investment advisor, is a subsidiary of Brookfield Asset Management Inc. ("BAM"), a global asset manager. As of December 31, 2011, Brookfield and BAM collectively had approximately $150 billion of gross assets under management. See "Management of the Fund--Sub-Advisor" in this prospectus and "Sub-Advisor" in the SAI.

THE OFFERING ........ The Fund may offer, on an immediate, continuous or delayed basis, up to 3,243,000 Common Shares on terms to be determined at the time of the offering. The Common Shares will be offered at prices and on terms to be set forth in one or more prospectus supplements to this propsectus. Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of a company's common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. See "Description of Shares."

                      The Fund may offer the Common Shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." The Common Shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of the Common Shares.

LISTING ............. The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FHY." The net asset value ("NAV") of the Fund's common shares at the close of business on December 31, 2011 was $16.00 per common share, and the last sale price of the common shares on the New York Stock Exchange on such date was $15.28.

INVESTMENT OBJECTIVES
AND POLICIES......... The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

                      The Fund pursues its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. Under normal market conditions, the Fund invests in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring ("distressed securities").

                      The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Below-investment grade debt securities are rated below "Baa" by Moody's Investors Service, Inc. ("Moody's"), below "BBB" by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Advisor. Except with respect to up to 15% of the Fund's Managed Assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least "CCC" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. Below-investment grade debt securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. The Fund's investments in debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including, but not limited to, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

                      The Fund may also invest up to 25% of its Managed Assets in equity securities. Equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and convertible securities. Such securities may include common stocks of real estate investment trusts ("REITs") and utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends.

                      The Fund may invest up to 50% of its Managed Assets in foreign securities (equity or debt); provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 20% of Managed Assets. Foreign securities in which the Fund may invest include, but are not limited to, securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities may be traded on foreign securities exchanges or in over-the-counter capital markets.

                      The Fund may invest up to 15% of its Managed Assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities are generally rated "Ca" or lower by Moody's or "CC" or lower by S&P, comparably rated by another NRSRO or are unrated but determined to be of comparable quality by the Sub-Advisor.

                      The Fund may invest in illiquid securities, which are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business, at approximately the amount at which the Fund values the securities. The Fund may also invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The Sub-Advisor's research and investment process may result in a significant portion of the Fund's Managed Assets being invested in thinly traded securities. The Fund may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

                      The Fund may also invest in investment grade debt securities. In unusual market conditions, the Fund may temporarily invest more assets in investment grade securities, short-term debt and cash or cash equivalents as a defensive tactic. To the extent the Fund uses this strategy, its investment returns and distributions to Common Shareholders may decrease.

                      The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Sub-Advisor expects to achieve the Fund's objectives with such investments. See "Investment Policies and Techniques--Portfolio Composition" in the SAI.

                      Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio.

                      The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies (other than its investment restrictions which are described in the SAI), including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. There can be no assurance that the Fund's investment objectives will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" and "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

STRATEGIC
TRANSACTIONS ........ The Fund may in the future, but is not required to, use various transactions to seek to: (i) reduce interest rate risks arising from any use of financial leverage, (ii) facilitate portfolio management, (iii) mitigate risks, including interest rate, currency and credit risks, and/or

                      (iv) earn income. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, and fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions and credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." As of the date of this prospectus, the Fund was not engaged in Stategic Transactions. Although the Sub-Advisor may use such practices in the future to further the Fund's investment objectives, no assurance can be given that the Sub-Advisor will engage in any of these practices or that these practices will achieve this result. See "The Fund's Investments--Investment Practices--Strategic Transactions" and "Risks--Derivatives Risks" in this prospectus and "Additional Information About the Fund's Investments and Investment Risks--Derivatives Risk" and "Other Investment Policies and Techiques" in the SAI for further information on Strategic Transactions.

USE OF LEVERAGE ..... The Fund is currently engaged in, and may in the future engage in, the use of leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may leverage its assets through the use of reverse repurchase agreements and, to a lesser extent, through commercial paper, notes and/or other Borrowings in an aggregate amount of up to 33-1/3% of the Fund's Managed Assets, or through the issuance of Preferred Shares in an amount up to 50% of its Managed Assets (each a "Leverage Instrument" and collectively, the "Leverage Instruments"). Leverage is a speculative technique that creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Fund's leveraging strategy may not be successful. See "Risks--Leverage Risk." Investors should understand that Leverage Instruments have seniority over the Common Shares. On March 21, 2011, the Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc., which had a maximum commitment amount as of December 31, 2011 of $66 million (as amended from time to time, the "BNP Facility"). As of December 31, 2011, the principal amount of Borrowing of the Fund under the BNP Facility, was $54.4 million, representing approximately 30% of Managed Assets. The Fund has also, from time to time, utilized leverage through the use of reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which a Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. If the Fund uses Leverage Instruments, associated costs will be borne immediately by Common Shareholders and result in a reduction of the NAV of the Common Shares.

                      Preferred Shares, if issued, will pay dividends based on short-term rates, which will be reset frequently. Dividends may be payable at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to Common Shareholders. When leverage is employed, the NAV and market prices of the Common Shares and the yield to Common Shareholders will be more volatile. There is no assurance that a leverage strategy, if utilized by the Fund, will be successful. See "Risks--Leverage Risk."

DISTRIBUTIONS ....... The Fund's present distribution policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute monthly all or a portion of its net investment income to Common Shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                      If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions" and "Use of Leverage."

CUSTODIAN,
ADMINISTRATOR
AND TRANSFER AGENT... BNY Mellon Investment Servicing (US) Inc. serves as the
                      Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements. See "Custodian, Administrator and Transfer Agent."

CLOSED-END
STRUCTURE ........... Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                      Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price of such shares may be affected by NAV, dividend or distribution levels and stability (which in turn will be affected by levels of dividend payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulation affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV.

                      The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to their NAV and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund."

FEDERAL TAX
MATTERS ............. Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of Common Shareholders receiving such distributions. In addition, distributions generally will not constitute "qualified dividend income" for U.S. federal income tax purposes and thus will not be eligible for the lower tax rates on qualified dividend income. See "Federal Tax Matters."

SPECIAL RISK
CONSIDERATIONS ...... Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                      Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow a Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

                      Government Intervention Risk. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Sub-Advisor will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

                      Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Advisor and the Sub-Advisor apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                      Potential Conflicts of Interest Risk. First Trust Advisors, Brookfield and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Brookfield may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, First Trust Advisors, Brookfield and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors, Brookfield and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                      The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Brookfield which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

                      There is no guarantee that the policies and procedures adopted by First Trust Advisors, Brookfield and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Brookfield may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

                      Value Investing Risk. The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the security's current and projected credit profile, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

                      Below-Investment Grade Debt Securities Risk. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities. Below-investment grade debt securities are rated below "Baa" by Moody's, below "BBB" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality by the Sub-Advisor. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

                        o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

                        o greater risk of loss due to default or declining credit quality;

                        o adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; and

                        o negative perception of the high-yield market which may depress the price and liquidity of high-yield securities.

                      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. The recent economic downturn severely affected the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                      The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

                      Fixed-Income Securities Risk. In addition to the risks discussed above, debt securities, including high-yield securities, are subject to certain risks, including:

                        o Issuer/Credit Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services, and failure.

                        o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Market interest rates in the United States currently are near historically low levels. An increase in the interest payments on the Fund's Borrowings or dividends on any Preferred Shares relative to the interest it earns on its investment securities may adversely affect the Fund's profitability.

                        o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund's portfolio's current earnings rate. A decline in income could affect the Common Shares' market price, level of distributions or the overall return of the Fund.

                        o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                      Mortgage-Backed Securities Risk. The Fund invests in both residential and commercial mortgage-backed securities. Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

                      The Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IOs are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

                      In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including:

                        o Mortgage Finance and Credit Markets Risk. Volatility in market conditions for mortgages and mortgage-related assets as well as the broader financial markets have resulted in a significant contraction in liquidity for mortgages and mortgage-related assets, which may adversely affect the value of the Fund's investments. The U.S. government has implemented programs designed to provide homeowners with assistance in avoiding residential mortgage loan foreclosures, which includes mortgage loan modification programs. These programs and future legislative action and changes in the requirements necessary to qualify for refinancing a mortgage with the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Government National Mortgage Association ("GNMA") may adversely affect the value of, and the returns on, the assets in which the Fund invests. The actions of the U.S. government, Federal Reserve and Treasury, including the establishment of various programs to purchase certain asset backed securities may adversely affect the Fund's business. Additionally, while these programs are intended to stabilize the financial markets, it is unclear whether they will achieve their intended effects or whether the Fund will benefit from these actions or that further government or market developments will not adversely impact the Fund.

                        o Developments in the Residential Mortgage Market. The United States residential mortgage market has encountered various difficulties and changed economic conditions. In addition, residential property values in various states have declined or remained flat, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generaly. Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans.

                        o Junior Liens. If a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust. Proceeds from any liquidation, insurance or condemnation proceedings generally will be available to satisfy the balance of a junior mortgage loan only to the extent that the claims of such senior mortgagees or beneficiaries have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee generally may not foreclose on property securing a junior mortgage unless it forecloses subject to the senior mortgages or deeds of trust.

                        o Prepayment Risk. Mortgage-backed securities are backed by pools of mortgage loans. The Fund receives payments from the payments that are made on these underlying mortgage loans. If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on the mortgage-backed securities. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities. Depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise, but changes in prepayment rates are difficult to predict. Prepayment rates also may be affected by conditions in the housing and financial markets, general economic conditions and the relative interest rates on fixed-rate and adjustable-rate mortgage loans. Moreover, the U.S. government efforts to encourage refinancings of mortgage loans may substantially affect prepayment rates. While the Fund seeks to minimize prepayment risk to the extent practical, the Fund must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

                      Asset-Backed Securities Risk. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

                      Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Similar to traditional fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                      Municipal Securities Risk. The amount of public information available about the municipal securities in the Fund's portfolio may generally be less than that for corporate equity or debt securities. The secondary market for municipal securities, particularly below-investment grade debt securities in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell these securities from its portfolio at attractive prices. Some municipal securities are supported only by the revenue of a particular project or privately operated facility, and are not supported by the taxing power of any governmental entity.

                      Municipal securities are also subject to a risk that terrorist attacks could cause substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. These attacks, and measures taken to prevent them, may impose substantial costs on municipal budgets and hinder the issuer's ability to pay interest and repay principal on municipal securities.

                      Foreign Securities Risk. The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

                      Foreign Government Securities Risk. Economies and social and political climates in individual countries may differ unfavorably from the United States. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There may be no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

                      Emerging Markets Risk. The Fund may invest up to 20% of its Managed Assets in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                      Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

                      Distressed Securities Risk. The Fund may invest up to 15% of its Managed Assets in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

                      Equity Securities Risk. The Fund may invest up to 25% of its Managed Assets in equity securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. Equity securities risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change.

                      Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund invests may be convertible preferred stocks, which have similar risks to convertible securities as described below in "Risks--Convertible Securities Risk."

                      Credit-Linked Notes Risk. Credit Linked Notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as "reference securities." Through the purchase of a Credit Linked Note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the Credit Linked Note in the full amount of the purchase price of the Credit Linked Note. The issuer of a Credit Linked Note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in Credit Linked Notes has the right to receive periodic interest payments from the issuer of the Credit Linked Note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

                      Credit Linked Notes are subject to the credit risk of the reference securities underlying the Credit Linked Notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

                      Credit Linked Notes typically are privately negotiated transactions between two or more parties. A fund investing in Credit Linked Notes bears the risk that the issuer of the Credit Linked Notes will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invests and the periodic interest payments expected to be received for the duration of its investment in the Credit Linked Notes.

                      The market for Credit Linked Notes may suddenly become illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Credit Linked Notes. In certain cases, a market price for a Credit Linked Note may not be available.

                      Credit Default Swaps Risk. The Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently segregates assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risk than if the Fund had invested in the reference obligation directly.

                      Real Estate Investment Trust ("REIT") Risk. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings.The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including (i) rising interest rates; (ii) changes in the national, state and local economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with the Americans with Disabilities Act; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies;
                      (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income.

                      Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage instruments would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                      Market Discount From Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. The market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund. The Fund cannot predict whether the Common Shares will trade at, below or above NAV.

                      Leverage Risk. The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets. The Fund may also issue Preferred Shares in an amount up to 50% of its Managed Assets. Borrowings and the issuance of Preferred Shares by the Fund are referred to in this prospectus collectively as "leverage." Under normal market conditions, the Fund anticipates that it will incur leverage in an aggregate amount up to 33-1/3% of its Managed Assets. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used.

                      As of December 31, 2011, the Fund utilized leverage representing approximately 30% of Managed Assets through Borrowings under the BNP Facility. The Fund has also, from time to time, utilized leverage through the use of repurchase agreements. Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund obligated to repurchase, and that the securities may not be returned to the Fund. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

                        o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                        o the risk that fluctuations in interest rates on repurchase agreements, Borrowings and other short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                        o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

                        o when the Fund uses leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not use leverage. As a result, the Advisor and Sub-Advisor have a financial incentive for the Fund to incur leverage; and

                        o to the extent that the Fund uses leverage, it may be in danger of failing to maintain asset coverage levels that meet the requirements of the 1940 Act. In order to counteract such an event, or in order to meet its other obligations, the Fund may need to liquidate investments to reduce the Fund's leverage amount. Such liquidation may result in capital losses and may reduce returns to Common Shareholders.

                      The funds borrowed pursuant to a leverage Borrowing program, or obtained through the issuance of preferred shares, if any, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage Borrowing program are senior to the rights of common shareholders and the holders of preferred shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Fund common shares or preferred shares or purchase Fund common shares or preferred shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Fund common shares unless all dividends on the preferred shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage Borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund ) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may become subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares or other leverage securities issued by the Fund . These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

                      While a Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that a Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If a Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Fund had not reduced leverage. A Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

                      Derivatives Risk. The Fund's potential use of Strategic Transactions in the future would involve risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions to generate income or for hedging, currency and interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions will not otherwise be available to the Fund for investment purposes. As of the date of this prospectus, the Fund was not engaged in the use of Strategic Transactions. See "Risks--Derivatives Risk" in this prospectus and "Additional Information About the Fund's Investments and Investment Risks--Derivatives Risk" and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions.

                      Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. As of the year ended October 31, 2011, the portfolio turnover rate for the Fund was 49%. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend for U.S. federal income tax purposes to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Federal Tax Matters."

                      Market Disruption Risk. Ongoing U.S. military action and related events throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. Below-investment grade debt securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment grade debt securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's Common Shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

                      Illiquid/Restricted Securities Risk. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. In addition, regulatory actions and other events affecting changes to the market conditions for mortgages and mortgage-related assets could, in the future, adversely affect the liquidity of the Fund's portfolio securities after the time of initial investment. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Advisor's and the Sub-Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                      Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Brookfield. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                      Anti-Takeover Provisions. The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                      Secondary Market for the Fund's Shares. The issuance of Common Shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                      Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of its Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

                            SUMMARY OF FUND EXPENSES

   The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of December 31, 2011, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all the assets the Fund invests. The table and example are based on the Fund's capital structure as of December 31, 2011. As of that date, the Fund had $54.4 million of leverage outstanding pursuant to the BNP Facility. Such leverage represented approximately 30% of total assets as of December 31, 2011.


SHAREHOLDER TRANSACTION EXPENSES:
     Sales Load (as a percentage of offering price) .................................................. __ %*
     Offering Expenses Borne by the Fund (as a percentage of offering price)(1)....................... __ %*
     Dividend Reinvestment Plan fees.................................................................. None(2)



                                                                                  PERCENTAGE OF NET ASSETS
                                                                               ATTRIBUTABLE TO COMMON SHARES,
                                                                                    (ASSUMES 30% LEVERAGE
                                                                                       IS OUTSTANDING)
                                                                                       ---------------
ANNUAL EXPENSES:
     Management Fees(3)....................................................................1.28%
     Interest and Fees on Leverage(4)......................................................0.65%
     Other Expenses........................................................................0.49%
          Total Annual Expenses............................................................2.42%


      * The applicable prospectus supplement to be used in connection with any sales of Common Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

      (1)   The Fund will pay all offering costs other than sales load.

      (2) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

      (3) Represents the aggregate fee payable to the Advisor (and by the Advisor to the Sub-Advisor).

      (4) Interest and fees on leverage in the table reflect the cost to the Fund of Borrowings pursuant to the BNP Facility, expressed as a percentage of the Fund's net assets as of December 31, 2011, based on interest rates in effect as of December 31, 2011. The table assumes total Borrowings of $54.4 million, which reflects leverage in an amount representing approximately 30% of total assets. The Borrowings bear interest at variable rates.

      The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts as of December 31, 2011 for the Fund's 12 months of fiscal year operations ended October 31, 2011 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

      The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses of 2.42% of net assets attributable to Common Shares through year 10 and (ii) a 5% annual return and (iii) all distributions are reinvested at NAV(5):

           1 YEAR      3 YEARS      5 YEARS      10 YEARS
             $25         $75          $129         $276


      (5) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. This example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, all dividends and distributions are reinvested at NAV and that the Fund is engaged in leverage of 30% of total assets, assuming interest and fees on leverage of 0.65%. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                              FINANCIAL HIGHLIGHTS

      The information in the following table shows selected data for a common share outstanding throughout each period listed below. The information in this table for the year ended October 31, 2011 and each of the prior years then ended is derived from the Fund's financial statements audited by Deloitte & Touche LLP, whose report on such financial statements is contained in the Fund's 2011 Annual Report and is incorporated by reference in the SAI, both of which are available from the Fund upon request. All share amounts, NAVs and market values have been adjusted as a result of the Fund's 1-for-3 reverse share split on September 30, 2011. See "Description of Shares-Common Shares."

                                         YEAR          YEAR            YEAR            YEAR           YEAR
                                         ENDED         ENDED           ENDED          ENDED           ENDED        PERIOD ENDED
                                      10/31/2011   10/31/2010 (a)  10/31/2009 (b)    10/31/2008     10/31/2007    10/31/2006 (c)
                                     ------------  --------------  --------------   ------------   ------------   --------------
Net asset value, beginning of
   period..........................    $  15.87       $  14.22       $  25.56         $  48.93       $  60.54      $  57.30 (d)
                                      ----------     ----------     ----------       ----------     ----------    -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......        0.59           1.86           3.87             6.12           7.26          3.54
Net realized and unrealized gain
   (loss)..........................        0.32           1.17         (11.31)          (23.49)        (12.87)         2.31
                                      ----------     ----------     ----------       ----------     ----------    -------------
Total from investment operations...        0.91           3.03          (7.44)          (17.37)         (5.61)         5.85
                                      ----------     ----------     ----------       ----------     ----------    -------------

DISTRIBUTIONS PAID TO SHAREHOLDERS
   FROM:
Net investment income..............       (0.54)            --          (0.27)           (5.13)         (5.85)        (2.49)
Net realized gain..................          --             --             --               --          (0.15)           --
Return of capital..................       (0.07)         (1.38)         (3.63)           (0.87)            --            --
                                      ----------     ----------     ----------       ----------     ----------    -------------
Total from distributions...........       (0.61)      $  (1.38)      $  (3.90)        $  (6.00)      $  (6.00)     $  (2.49)
                                      ----------     ----------     ----------       ----------     ----------    -------------
Common Shares offering costs
   charged to paid-in capital                --             --             --               --             --         (0.12)
                                      ----------     ----------     ----------       ----------     ----------    -------------
Net asset value, end of period.....    $  16.17       $  15.87       $  14.22         $  25.56       $  48.93      $  60.54
                                      ==========     ==========     ==========       ==========     ==========    =============
Market value, end of period........    $  14.51       $  14.49       $  13.17         $  21.45       $  45.33      $  62.64
                                      ==========     ==========     ==========       ==========     ==========    =============
TOTAL RETURN BASED ON NET ASSET
   VALUE (e).......................       13.60%         23.46%        (28.92)%         (37.09)%         (9.92)%      10.13%
                                      ==========     ==========     ==========       ==========     ==========    =============
TOTAL RETURN BASED ON MARKET VALUE
   (e).............................       11.64%         21.71%        (22.00)%         (42.84)%        (19.21)%       8.93%
                                      ==========     ==========     ==========       ==========     ==========    =============

RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
   000's)..........................    $ 131,109      $  50,468      $  45,159        $  80,740      $ 154,131     $ 190,111
Ratio of total expenses to average
   net assets......................        2.35%          2.29%          1.77%            4.09%          4.19%         2.13% (f)
Ratio of total expenses to average
   net assets
   excluding interest expense              1.93%          2.21%          1.77%            2.45%          1.74%         1.40% (f)
Ratio of net investment income
   (loss) to average net assets....        9.65%         12.54%         22.79%           16.48%         12.64%        10.15% (f)
Portfolio turnover rate............
                                             49%           332% (g)       147% (g)           4%            21%           24% (f)

INDEBTEDNESS:
Total loan outstanding (in 000's)..    $  54,400            N/A            N/A              N/A      $  67,000     $  62,000
Asset coverage per $1,000 of
   indebtedness (h)................    $   3,410            N/A            N/A              N/A          3,300     $   4,066


-------------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved an interim investment management agreement with First Trust Advisors and an interim investment sub-advisory agreement with Brookfield, and on December 20, 2010, the Fund's shareholders voted to approve both agreements.

(b) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Brookfield, and on October 14, 2009, the Fund's shareholers voted to approve a new sub-advisory agreement with Brookfield.

(c) Initial seed date of March 21, 2006. The Fund commenced operations on March 28, 2006.

(d)   Net of sales load of $0.90 per share on initial offering.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f)   Annualized.

(g) For the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(h) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.

                     MARKET AND NET ASSET VALUE INFORMATION

      The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus and the applicable prospectus supplement, subject to notice of issuance, will be, listed on the New York Stock Exchange. The Fund's common shares commenced trading on the New York Stock Exchange on March 28, 2006.

      The Fund's common shares have traded both at a premium and at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. See "Risks--Market Discount from Net Asset Value."

      The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the New York Stock Exchange, the NAV per share and the premium or discount to NAV per share at which the Fund's common shares were trading. NAV is determined daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). See "Net Asset Value" for information as to the determination of the Fund's NAV.

                                                                                              PREMIUM/(DISCOUNT)
                                                  MARKET PRICE(1)     NET ASSET VALUE (2)   TO NET ASSET VALUE (3)
QUARTER ENDED                                    HIGH       LOW         HIGH      LOW          HIGH       LOW

March 31, 2006(*).............................  $20.01     $20.00      $19.06    $19.10        4.98%      4.71%
June 30, 2006.................................  $20.08     $19.16      $19.03    $19.33        5.52%     (0.88)%
September 30, 2006............................  $20.70     $19.30      $19.92    $19.26        3.92%      0.21%
December 31, 2006.............................  $21.42     $20.43      $20.15    $19.87        6.30%      2.82%
March 31, 2007................................  $21.12     $19.71      $20.19    $20.13        4.61%      2.09%
June 30, 2007.................................  $21.07     $18.73      $20.21    $19.67        4.26%     (4.78)%
September 30, 2007............................  $19.61     $13.56      $19.37    $17.06        1.24%    (20.52)%
December 31, 2007.............................  $16.51     $12.57      $16.44    $15.60        0.43%    (19.42)%
March 31, 2008................................  $14.16     $11.85      $13.92    $13.29        1.72%    (10.84)%
June 30, 2008.................................  $13.87     $11.50      $12.44    $11.64       11.50%     (1.20)%
September 30, 2008............................  $11.40     $ 5.67      $11.41    $ 9.56       (0.09)%   (40.69)%
December 31, 2008.............................  $ 7.47     $ 4.63      $ 9.21    $ 7.04      (18.89)%   -34.23%
March 31, 2009................................  $ 7.49     $ 4.16      $ 6.32    $ 6.00       18.51%    (30.67)%
June 30, 2009.................................  $ 6.30     $ 4.60      $ 5.66    $ 4.86       11.31%     (5.35)%
September 30, 2009............................  $ 4.57     $ 3.93      $ 4.76    $ 4.51       (3.99)%   (12.86)%
December 31, 2009.............................  $ 4.61     $ 4.12      $ 4.77    $ 4.58       (3.35)%   (10.04)%
March 31, 2010................................  $ 4.73     $ 4.34      $ 4.70    $ 4.85        0.64%    (10.52)%
June 30, 2010.................................  $ 4.61     $ 4.15      $ 5.05    $ 4.90       (8.71)%   (15.31)%
September 30, 2010............................  $ 4.74     $ 4.33      $ 5.15    $ 4.90       (7.96)%   (11.63)%
December 31, 2010.............................  $ 4.85     $ 4.52      $ 5.33    $ 5.21       (9.01)%   (13.24)%
March 31, 2011................................  $ 4.93     $ 4.61      $ 5.64    $ 5.31      (12.59)%   (13.18)%
June 30, 2011.................................  $ 5.30     $ 4.82      $ 5.76    $ 5.66       (7.99)%   (14.84)%
September 30, 2011............................  $ 5.24     $ 4.33      $ 5.63    $ 5.35       (6.93)%   (19.07)%
December 31, 2011(4)..........................  $15.28     $13.07      $16.00    $14.69       (4.50)%   (11.03)%

      The last reported sale price, NAV per share and percentage premium to NAV per share of the common shares as of December 31, 2011 were $15.28, $16.00 and (4.50)%, respectively. As of December 31, 2011, the Fund had 8,106,875 common shares outstanding and net assets of the Fund were $129,714,502.

-------------------------------------------------

(1)   Based on high and low closing market price for the respective quarter.

(2) Based on the NAV calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3)   Calculated based on the information presented.

(4) Reflects Fund's 1-for-3 reverse share split on September 30, 2011. See "Descriptions of Shares-Common Shares."

*     The Fund commenced operations on March 28, 2006.

                                    THE FUND

      The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on January 17, 2006, as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). On March 28, 2006, the Fund issued an aggregate of 9,400,000 common shares in its initial public offering. The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and applicable prospectus supplement will be, listed on the New York Stock Exchange under the symbol "FHY."

      On April 18, 2011, the Board of Trustees of the Fund approved a reorganization of the Fund with the First Trust Strategic High Income Fund ("FHI") and a separate reorganization of the Fund with the First Trust Strategic High Income Fund III ("FHO"), with the Fund as the surviving fund in the reorganizations. Under the terms of the reorganizations, the assets of FHI and FHO were transferred to, and the liabilities of FHI and FHO were assumed by, the Fund in exchange for shares of the Fund. The Fund's common shares were then distributed to FHI and FHO shareholders and the separate existence of FHI and FHO ceased. The reorganizations were subject to certain conditions, including that each reorganization was approved on August 8, 2011, by the shareholders of FHI and FHO, respectively, and that the shareholders of the Fund approved the issuance of additional Fund common shares in connection with the reorganizations. When the reorganizations occurred, each transaction was based on the relative NAVs of FHI, FHO and the Fund. Upon the consummation of the reorganizations, the Fund completed a 1-for-3 reverse share split.

      The Fund's principal office is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."

      The following table provides information about the Fund's outstanding securities as of December 31, 2011:


                                                                                 AMOUNT HELD BY
                                                                   AMOUNT        THE FUND OR FOR     AMOUNT
     TITLE OF CLASS                                              AUTHORIZED        ITS ACCOUNT     OUTSTANDING
     Common shares............................................   Unlimited              0           8,106,875




                                USE OF PROCEEDS

      Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds from any sales of Common Shares in accordance with the Fund's investment objectives and policies as stated below, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

      The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

      The Fund's investment objectives and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days prior written notice of any change. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

INVESTMENT PHILOSOPHY AND PROCESS

      The Fund pursues its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. Under normal market conditions, the Fund invests in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as distressed securities. The below tabe summarizes the Fund's investment limitations:


               INVESTMENT
               LIMITATIONS                AS A PERCENTAGE OF MANAGED ASSETS
      Below Investment Grade                             100%
      Maximum Equity Allocation                           25%
      Maximum below CCC-
      Allocation                                          15%
      Maximum Foreign Investment(1)                   50%/20%
      Maximum Distressed Investment                       15%

-------------------------------------------------

(1) The Fund may invest up to 50% of its Managed Assets in foreign securities; provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 20% of the Fund's Managed Assets.

      In managing the Fund's portfolio, the Sub-Advisor employs an active management approach that emphasizes the flexibility to allocate assets across a wide range of asset classes and thereby may provide the advantage of a diversified high income portfolio. The Sub-Advisor searches a broad array of asset categories and sectors to identify the most attractive relative value prospects. In addition to the traditional below-investment grade corporate market, the Sub-Advisor may strategically utilize asset-backed securities, mortgage-backed securities, and other structured finance vehicles as well as convertible securities, preferred stock and other equity securities. The Sub-Advisor believes that the opportunity to acquire a diverse set of assets may contribute to higher total returns and a more stable NAV for the Fund than would result from investing in a single sector of the debt market such as below-investment grade corporate bonds.

      The Sub-Advisor utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Sub-Advisor also draws upon the internal expertise and knowledge within BAM and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Sub-Advisor takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends. The Sub-Advisor uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Sub-Advisor may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

PORTFOLIO COMPOSITION

      The Fund's portfolio is composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

      Below-Investment Grade Securities. The Fund may invest up to 100% of its Managed Assets in debt securities that are rated below-investment grade. Except with respect to 15% of its Managed Assets, debt securities purchased by the Fund will be rated, at the time of investment, at least "CCC" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. Below-investment grade debt securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

      If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders. The Fund's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

      Since the risk of default is higher for below-investment grade securities than investment grade securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type. The Sub-Advisor attempts to identify those issuers of below-investment grade securities whose financial condition the Sub-Advisor believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

      Below-investment grade securities in which the Fund may invest include:

      o Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie
            Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

            Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

            Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

            Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

      o Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

      o Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupon bonds which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

      o Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may also be backed by a pool of credit derivatvies, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-backed securities.

      o Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Advisor believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission.

            As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Advisor. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

      o Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

      o Municipal Obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Because interest on municipal obligations is generally not taxable for federal income tax purposes, municipal securities typically have lower coupon interest rates than comparable fully-taxable instruments. The Fund may also acquire call options on specific municipal obligations to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      o Foreign Government Securities. The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities such as the World Bank or the European Union.

      Foreign Securities. While the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 50% of its Managed Assets in securities of corporate and governmental issuers located outside the United States (equity or debt), including issuers in developed and emerging markets provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 15% of Managed Assets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

      Distressed Securities. The Fund may invest up to 15% of its Managed Assets in distressed securities. Distressed securities are securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. These are securities generally rated in the lower rating categories ("Ca" or lower by Moody's or "CC" or lower by S&P) or, if unrated, are determined to be of comparable quality by the Sub-Advisor. Under normal market conditions, the Fund invests in distressed securities that are producing current income. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the Sub-Advisor believes they provide the opportunity for enhanced income and/or capital appreciation.

      Equity Securities. The Fund may invest up to 25% of its Managed Assets in equity securities, of which up to 20% of its Managed Assets may be invested in foreign equity securities. Equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and convertible securities. Such securities may include common stocks of REITs and utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

      Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stock never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

      Credit Linked Notes. The Funds may invest in credit linked notes. Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

      Credit Default Swaps. The Fund may, in the future, invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement.

      Illiquid and Restricted Securities. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Investments currently considered by the Sub-Advisor to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. In the absence of readily available market quotations, a committee appointed by the Fund's Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, the issuance of Preferred Shares, if any, commercial paper or notes and/or Borrowings are being invested, or during periods in which the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash, cash equivalents or certain defensive instruments. The Advisor's or Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques."

INVESTMENT PRACTICES

      Strategic Transactions. The Fund may, in the future, but is not required to, use various Strategic Transactions to seek to: (1) reduce interest rate risks arising from any use of financial leverage, (2) facilitate portfolio management, (3) mitigate risks, including interest rate, currency and credit risks, and/or (4) earn income. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions and credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. As of the date of this prospectus, the Fund was not engaged in Strategic Transactions. Although the Sub-Advisor may use such practices to further the Fund's investment objectives, no assurance can be given that the Sub-Advisor will engage in any of these practices or that these practices will achieve this result.

      The Fund would generally seek to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks--Derivatives Risk" in this prospectus and "Additional Information About the Fund's Investments and Investment Risk--Derivative Risk" and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

      Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and/or incur losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.

      Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. As of the year ended October 31, 2011, the portfolio turnover rate for the Fund was approximately 49%. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Federal Tax Matters."

                                USE OF LEVERAGE

      The Fund is currently engaged in, and may in the future engage in, the use of leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may leverage its assets through the use of reverse repurchase agreements and, to a lesser extent, through commercial paper, notes and/or other Borrowings in an aggregate amount of up to 33-1/3% of the Fund's Managed Assets, or through the issuance of Preferred Shares in an amount up to 50% of its Managed Assets. On March 21, 2011, the Fund entered into the BNP Facility, which had a maximum commitment amount as of December 31, 2011 of $66 million. As of December 31, 2011, the principal amount of Borrowings of the Fund, all under the BNP Facility, was $54.4 million, representing approximately 30% of Managed Assets. Leverage Instruments have seniority in liquidation and distribution rights over the Fund's common shares. Any use of Leverage Instruments by the Fund will be consistent with the provisions of the 1940 Act.

      The Fund also, from time to time, has utilized leverage through the use of reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The Fund may borrow from banks and other financial institutions.

      Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on reverse repurchase agreements, Borrowings and other debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Managed Assets including proceeds from reverse repurchase agreements and other Borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks--Leverage Risk."

      The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets). With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

      The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to repay the Borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

      Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

      Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

      The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

      Assuming that the Leverage Instruments will represent approximately 30% of the Fund's Managed Assets and pay dividends or interest at an annual combined average rate of 1.28%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 0.46% in order to cover the dividend or interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

      The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

      The table further reflects the issuance of Leverage Instruments representing approximately 30% of the Fund's Managed Assets, net of expenses, and the Fund's currently projected annual dividend or interest on its Leverage Instruments of 1.28%.

     Assumed Portfolio Total Return (Net of Expenses) .....    (10%)       (5%)        0%         5%        10%
     Common Share Total Return ............................ (14.84%)    (7.75%)   (0.65%)      6.45%     13.54%


      Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

                                     RISKS

      Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments" in the SAI.

INVESTMENT AND MARKET RISK

      An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

GOVERNMENT INTERVENTION RISK

      The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Sub-Advisor will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

MANAGEMENT RISK

      The Fund is subject to management risk because it has an actively managed portfolio. The Advisor and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

POTENTIAL CONFLICTS OF INTEREST RISK

      First Trust Advisors, Brookfield and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Brookfield may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, First Trust Advisors, Brookfield and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors, Brookfield and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

      The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Brookfield which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

      There is no guarantee that the policies and procedures adopted by First Trust Advisors, Brookfield and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Brookfield may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

VALUE INVESTING RISK

      The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the security's current and projected credit profile, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE DEBT SECURITIES RISK

      The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities. Below-investment grade debt securities are rated below "Baa" by Moody's, below "BBB" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality by the Sub-Advisor. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

      o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      o     greater risk of loss due to default or declining credit quality;

      o adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; and

      o negative perception of the high-yield market which may depress the price and liquidity of high-yield securities.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. The recent economic downturn severely affected the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

      The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

FIXED-INCOME SECURITIES RISK

      In addition to the risks discussed above, debt securities, including high-yield securities, are subject to certain risks, including:

      o Issuer/Credit Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services, and failure.

      o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Market interest rates in the United States currently are near historically low levels. An increase in the interest payments on the Fund's Borrowings or dividends on any Preferred Shares relative to the interest it earns on its investment securities may adversely affect the Fund's profitability.

      o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund's portfolio's current earnings rate. A decline in income could affect the Common Shares' market price, level of distributions or the overall return of the Fund.

      o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

MORTGAGE-BACKED SECURITIES RISK

      The Fund invests in both residential and commercial mortgage-backed securities. Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

      The Fund may also invest in mortgage-backed securities which are IO securities and PO securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IOs are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

      In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including:

      o Mortgage Finance and Credit Markets Risk. Volatility in market conditions for mortgages and mortgage-related assets as well as the broader financial markets have resulted in a significant contraction in liquidity for mortgages and mortgage-related assets, which may adversely affect the value of the Fund's investments. The U.S. government has implemented programs designed to provide homeowners with assistance in avoiding residential mortgage loan foreclosures, which includes mortgage loan modification programs. These programs and future legislative action and changes in the requirements necessary to qualify for refinancing a mortgage with FNMA, FHLMC or GNMA may adversely affect the value of, and the returns on, the assets in which the Fund invests. The actions of the U.S. government, Federal Reserve and Treasury, including the establishment of various programs to purchase certain asset backed securities may adversely affect the Fund's business. Additionally, while these programs are intended to stabilize the financial markets, it is unclear whether they will achieve their intended effects or whether the Fund will benefit from these actions or that further government or market developments will not adversely impact the Fund.

      o Developments in the Residential Mortgage Market. The United States residential mortgage market has encountered various difficulties and changed economic conditions. In addition, residential property values in various states have declined or remained flat, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generaly. Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans.

      o Junior Liens. If a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust. Proceeds from any liquidation, insurance or condemnation proceedings generally will be available to satisfy the balance of a junior mortgage loan only to the extent that the claims of such senior mortgagees or beneficiaries have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee generally may not foreclose on property securing a junior mortgage unless it forecloses subject to the senior mortgages or deeds of trust.

      o Prepayment Risk. Mortgage-backed securities are backed by pools of mortgage loans. The Fund receives payments from the payments that are made on these underlying mortgage loans. If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on the mortgage-backed securities. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities. Depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise, but changes in prepayment rates are difficult to predict. Prepayment rates also may be affected by conditions in the housing and financial markets, general economic conditions and the relative interest rates on fixed-rate and adjustable-rate mortgage loans. Moreover, the U.S. government efforts to encourage refinancings of mortgage loans may substantially affect prepayment rates. While the Fund seeks to minimize prepayment risk to the extent practical, the Fund must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

ASSET-BACKED SECURITIES RISK

   Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

CONVERTIBLE SECURITIES RISK

      Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Similar to traditional fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

MUNICIPAL SECURITIES RISK

      The amount of public information available about the municipal securities in the Fund's portfolio may generally be less than that for corporate equity or debt securities. The secondary market for municipal securities, particularly below-investment grade debt securities in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell these securities from its portfolio at attractive prices. Some municipal securities are supported only by the revenue of a particular project or privately operated facility, and are not supported by the taxing power of any governmental entity.

      Municipal securities are also subject to a risk that terrorist attacks could cause substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. These attacks, and measures taken to prevent them, may impose substantial costs on municipal budgets and hinder the issuer's ability to pay interest and repay principal on municipal securities.

FOREIGN SECURITIES RISK

      The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

FOREIGN GOVERNMENT SECURITIES RISK

      Economies and social and political climates in individual countries may differ unfavorably from the United States. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There may be no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

EMERGING MARKETS RISK

      The Fund may invest up to 20% of its Managed Assets in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

CURRENCY RISK

      The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

DISTRESSED SECURITIES RISK

      The Fund may invest up to 15% of its Managed Assets in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

EQUITY SECURITIES RISK

      The Fund may invest up to 25% of its Managed Assets in equity securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. Equity securities risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change.

PREFERRED STOCK RISK

      Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Funds may invest may be convertible preferred stocks, which have risks similar to convertible securities as described above in "Risks--Convertible Securities Risk."

CREDIT LINKED NOTES RISK

      Credit Linked Notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as "reference securities." Through the purchase of a Credit Linked Note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the Credit Linked Note in the full amount of the purchase price of the Credit Linked Note. The issuer of a Credit Linked Note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in Credit Linked Notes has the right to receive periodic interest payments from the issuer of the Credit Linked Note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

      Credit Linked Notes are subject to the credit risk of the reference securities underlying the Credit Linked Notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

      Credit Linked Notes typically are privately negotiated transactions between two or more parties. A fund investing in Credit Linked Notes bears the risk that the issuer of the Credit Linked Notes will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invests and the periodic interest payments expected to be received for the duration of its investment in the Credit Linked Notes.

      The market for Credit Linked Notes may suddenly become illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Credit Linked Notes. In certain cases, a market price for a Credit Linked Note may not be available.

CREDIT DEFAULT SWAPS RISK

      The Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the

Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently segregates assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risk than if the Fund had invested in the reference obligation directly.

REIT RISK

      REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings.The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including (i) rising interest rates; (ii) changes in the national, state and local economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with the Americans with Disabilities Act; (vi) increased competition from new properties;
(vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income.

INFLATION/DEFLATION RISK

      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage instruments would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

MARKET DISCOUNT FROM NET ASSET VALUE RISK

      Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. The market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund. The Fund cannot predict whether the Common Shares will trade at, below or above NAV.

LEVERAGE RISK

      The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets. Under normal market conditions, the Fund anticipates that it will incur leverage in an aggregate amount up to 33-1/3% of its Managed Assets. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used.

      As of December 31, 2011, the Fund utilized leverage representing approximately 30% of Managed Assets through Borrowings under the BNP Facility. The Fund has also, from time to time, utilized leverage through the use of repurchased agreements. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

      o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on repurchase agreements, Borrowings and other short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

      o when the Fund uses financial leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not use leverage; and

      o to the extent that the Fund uses leverage, it may be in danger of failing to maintain asset coverage levels that meet the requirements of the 1940 Act. In order to counteract such an event, or in order to meet its other obligations, the Fund may need to liquidate investments to reduce the Fund's leverage amount. Such liquidation may result in capital losses and may reduce returns to Common Shareholders.

      The Sub-Advisor, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return.

      The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, if any, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

      While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

DERIVATIVES RISK

      As of the date of this prospectus, the Fund did not engage in the use of Strategic Transactions. However, the Fund's potential use of Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions to generate income or for hedging, currency and interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions will not otherwise be available to the Fund for investment purposes.

      There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Advisor's ability to correctly predict changes in interest rate relationships or other factors.

      Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of financial leverage, the Fund may be required to redeem or prepay some or all of the financial leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

      The Fund may purchase credit derivative instruments for the purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit default swap contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

      To the extent the Fund invests in derivatives, the Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those derivatives. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing Borrowings for purposes of the requirement under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's Borrowings would thereby exceed 33-1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

PORTFOLIO TURNOVER RISK

      The Fund's annual portfolio turnover rate may vary greatly from year to year. As of the year ended October 31, 2011, the portfolio turnover rate for the Fund was 49%. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend for U.S. federal income tax purposes to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices-- Portfolio Turnover" and "Federal Tax Matters."

MARKET DISRUPTION RISK

      Ongoing U.S. military action and related events throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. Below-investment grade debt securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade debt securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's common shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

ILLIQUID/RESTRICTED SECURITIES RISK

      The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. In addition, regulatory actions and other events affecting changes to the market conditions for mortgages and mortgage-related assets could, in the future, adversely affect the liquidity of the Fund's portfolio securities after the time of initial investment. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Advisor's and the Sub-Advisor's judgment may each play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

CERTAIN AFFILIATIONS

      Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Brookfield. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

ANTI-TAKEOVER PROVISIONS

      The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

SECONDARY MARKET FOR THE FUND'S SHARES

      The issuance of Common Shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

LENDING PORTFOLIO SECURITIES

      To generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of its Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The Board of Trustees is responsible for the general supervision of the duties performed by the Advisor and the Sub-Advisor. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

      First Trust Advisors, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund and is responsible for supervising the Sub-Advisor. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $48 billion in assets which it managed or supervised as of December 31, 2011.

      First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

      First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests in various entities. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor.

      For additional information concerning First Trust Advisors, including a description of the services provided, see "Investment Advisor" in the SAI.

SUB-ADVISOR

      Brookfield, which is a registered investment advisor, is the sub-advisor to the Fund. Brookfield is a Delaware corporation organized in 1989 and is headquartered at Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281, with additional offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney and Toronto. Brookfield is a global investment manager specializing in core fixed income, high yield, structured products (mortgage-backed securities including commercial mortgage-backed securities, residential mortgage-backed securities and asset-backed securities) as well as global real estate investment trusts and listed infrastructure securities. As of December 31, 2011, Brookfield and its affiliates had approximately $21 billion in assets under management. Brookfield is a subsidiary of BAM, a global asset manager focused on property, power and other infrastructure assets and with approximately $150 billion in assets under management as of December 31, 2011.

      The following is a brief description of the background of the key management personnel of Brookfield. Dana E. Erikson and Anthony Breaks are responsible for portfolio management decisions for the Fund.

      Mr. Erikson is the senior portfolio manager and the head of the Global High Yield Team at Brookfield. Mr. Erikson is responsible for Brookfield's corporate high yield exposures. Mr. Erikson joined Brookfield in 2006.

      Mr. Breaks is a portfolio manager on the Securitized Products Investment Team at Brookfield. Mr. Breaks is one of four team leaders in mortgage-backed securities and asset-backed securities. Mr. Breaks joined Brookfield in 2002.

      Prior to June 29, 2009, Valhalla Capital Partners, LLC ("Valhalla") served as the sub-advisor to the Fund and managed the Fund's portfolio subject to First Trust Advisors' supervision. On May 1, 2009, Valhalla submitted its notice of resignation as sub-advisor to the Fund effective June 30, 2009. Effective June 29, 2009, the Board of Trustees appointed Brookfield as sub-advisor pursuant to an interim sub-advisory agreement pending shareholder approval of a new investment sub-advisory agreement with Brookfield. Effective October 14, 2009, the shareholders approved the new investment sub-advisory agreement among the Fund, First Trust Advisors and Brookfield, the terms of which are substantially similar to the terms of the previous agreement with Brookfield.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

      For additional information concerning Brookfield, including a description of the services provided, see "Sub-Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

      Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 0.90% of Managed Assets.

      For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

      In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of the independent registered public accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

      The Sub-Advisor receives a portfolio management fee at the annual rate of 0.45% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee.

      Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 29.55% of the Fund's Managed Assets (after the issuance of leverage), the Fund's management fee would be 1.28% of net assets attributable to Common Shares. See "Summary of Fund Expenses."

                                NET ASSET VALUE

      The NAV of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any Borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

      The Fund's portfolio securities and other assets is valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Fund anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the earlier market quotations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

      Fair Value. When applicable, fair value of securities of an issuer is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

      o     the fundamental business data relating to the issuer;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o     the type, size and cost of the security;

      o     the financial statements of the issuer;

      o the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      o the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o     the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

      o     other relevant factors.


                                 DISTRIBUTIONS

      The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute to Common Shareholders monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. The Fund expects that all or a portion of any capital gains will be distributed at least annually.

      Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

      If common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends and distributions, including any capital gain dividends, on your common shares will be automatically reinvested by BNY Mellon Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional common shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (U.S.) Inc., as dividend paying agent.

      If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

      (1) If the common shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per common share on that date or (ii) 95% of the market price on that date.

      (2) If common shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

      You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

      The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

      There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

      Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Federal Tax Matters."

      If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

      The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                              PLAN OF DISTRIBUTION

      The Fund may sell the Common Shares being offered under this prospectus in any one or more of the following ways:

      o   directly to purchasers;
      o   through agents;
      o   to or through underwriters; or
      o   through dealers.

   The Fund may distribute the Common Shares from time to time in one or more transactions at:

      o   a fixed price or prices, which may be changed;
      o   market prices prevailing at the time of sale;
      o   prices related to prevailing market prices; or
      o   negotiated prices.


      The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

      If any underwriters or agents are utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the prospectus supplement relating to such offering their names and the terms of the Fund's agreement with them.

      If a dealer is utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

      The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

      Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

      In order to facilitate the offering of the Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of the Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, the Common Shares or any such other Common Shares in the open market. Finally, in any offering of the Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

      The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this prospectus and the applicable prospectus supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of stock, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or other offering materials (or a post-effective amendment).

      The Fund or one of the Fund's affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell the Common Shares using this prospectus. Such financial institution or third party may transfer its short position to investors in our Common Shares or in connection with a simultaneous offering of other Common Shares offered by this prospectus or otherwise.

      The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

   Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered in this offering have a par value of $0.01 per share and, subject to the rights of the holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. As of December 31, 2011, the Fund had 8,106,875 common shares outstanding. The Common Shares being offered by this prospectus will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

      The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FHY." The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      On April 18, 2011, the Board of Trustees of the Fund approved a reorganization of the Fund with FHI and a separate reorganization of the Fund with FHO, with the Fund as the surviving fund. Under the terms of the reorganizations, the assets of FHI and FHO were transferred to, and the liabilities of FHI and FHO were assumed by, the Fund in exchange for shares of the Fund. The Fund's common shares were then distributed to FHI and FHO shareholders and the separate existence of FHI and FHO ceased. The reorganizations were subject to certain conditions, including that each reorganization was approved on August 8, 2011, by the shareholders of FHI and FHO, respectively, and that the shareholders of the Fund approved the issuance of additional Fund common shares in connection with the reorganizations. When the reorganizations occurred, each transaction was based on the relative NAVs of FHI, FHO and the Fund. The Board of Trustees of the Fund approved a 1-for-3 reverse share split, which was completed upon the consummation of the reorganizations. The Fund's shares are trading on a split-adjusted basis under a new CUSIP number. The reverse share split resulted in every three outstanding shares being converted into one share, thereby reducing the number of Fund common shares outstanding.

      Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund."

PREFERRED SHARES

      The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

      The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

      Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

      Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

      The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

      Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

      The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

DESCRIPTION OF BORROWINGS

      The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may use reverse repurchase agreements or issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets). With respect to such Borrowing, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowing represented by senior securities issued by the Fund.

      The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any borrowing will likely be ranked equal to all other existing and future Borrowings of the Fund.

      Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

      The BNP Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The BNP Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the BNP Facility restrict the Fund's ability to change its investment advisor, sub-advisor or custodian, amend its fundamental investment policies or investment objective, or take on additional indebtedness without prior consent from the provider of the BNP Facility.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by common shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions in the Declaration of Trust may be amended except by the vote of at least two-thirds of the common shares and Preferred Shares, if any, outstanding and entitled to vote. Only the Board of Trustees may amend the By-Laws. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

      The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

      Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                        AND CONVERSION TO OPEN-END FUND

CLOSED-END STRUCTURE

      Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

      However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to NAV per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

      In recognition of the possibility that the common shares might trade at a discount to NAV and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Advisor, Sub-Advisor and any financial advisor that the Advisor may retain, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from NAV that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly Board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from NAV of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to Borrowings and limitations on seniority within the Fund's capital structure if the Fund has other Borrowings outstanding at such time, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase the Fund's expenses and reduce the Fund's net income.

      There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

      Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Advisor and the Sub-Advisor do not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

      The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in this prospectus to the extent discussed herein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at NAV plus a sales load.

                              FEDERAL TAX MATTERS

      This section and the discussion in the SAI summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

      Fund Status. The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes all of its income in the time and manner as required by the tax law, the Fund generally will not pay federal income taxes.

      Distributions. Fund distributions generally will be taxable. After the end of each year, you will receive a tax statement that separates the Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

      Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to distributions received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. Certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

      Sale of Shares. If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

      Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These lower capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, unless Congress extends the application of the current rates, if you are an individual, the maximum marginal federal tax rate for net capital gain generally will be 20% (10% for certain taxpayers in the 10% and 15% tax brackets), subject to a reduction of the 20% rate to 18% and the 10% rate to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

      Net capital gain is the excess, if any, of net long-term capital gain over net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

      Certain ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund that are specifically designated by the Fund may constitute qualified dividend income that is generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the lower capital gains tax rates. However, the Fund generally does not expect to generate qualifying dividends eligible for taxation at the lower capital gains tax rates.

      Medicare Tax. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income of a Member who is an individual if such Member's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

      Foreign Investors. If you are a foreign investor (i.e., investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or fund), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute interest related dividends or short-term capital gain dividends. Foreign investors should consult their tax advisors with respect to U.S. tax consequences of ownership of Common Shares.

      In addition, distributions after December 31, 2013 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of units in the Fund may be subject to withholding after December 31, 2014, under similar requirements.

      Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

      Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

      Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

      The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, BNY Mellon Investment Servicing (US) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay BNY Mellon Investment Servicing (US) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.095% of the Fund's first $200 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets, reduced by $10,000 annually.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a prospectus supplement.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                            PAGE
Use of Proceeds ............................................................  1
Investment Objectives ......................................................  1
Investment Restrictions ....................................................  1
Investment Policies and Techniques .........................................  4
Additional Information About the Fund's Investments and Investment Risks ... 16
Other Investment Policies and Techniques ................................... 24
Management of the Fund ..................................................... 34
Investment Advisor ......................................................... 46
Proxy Voting Policies and Procedures ....................................... 48
Sub-Advisor ................................................................ 49
Portfolio Transactions and Brokerage ....................................... 53
Description of Shares ...................................................... 55
Certain Provisions in the Declaration of Trust ............................. 57
Repurchase of Fund Shares; Conversion to Open-End Fund ..................... 60
Federal Income Tax Matters ................................................. 62
Performance Related and Comparative Information ............................ 67
Independent Registered Public Accounting Firm .............................. 69
Custodian, Administrator and Transfer Agent ................................ 69
Additional Information ..................................................... 70
Report of Independent Registered Public Accounting Firm ....................F-1
Appendix A--Ratings of Investments ........................................ A-1
Appendix B--Brookfield Investment Management Inc. Portfolio Proxy Voting
   Policies and Procedures .................................................B-1

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.




                               TABLE OF CONTENTS
                                                                            PAGE

Prospectus Summary............................................................ 1

Summary of Fund Expenses......................................................19

Financial Highlights..........................................................20

Market and Net Asset Value Information........................................22

The Fund......................................................................23

Use of Proceeds...............................................................23

The Fund's Investments........................................................23

Use of Leverage...............................................................31

Risks.........................................................................33

Management of the Fund........................................................44

Net Asset Value...............................................................46

Distributions.................................................................47

Dividend Reinvestment Plan....................................................47

Plan of Distribution..........................................................48

Description of Shares.........................................................49

Certain Provisions in the Declaration of Trust................................52

Structure of the Fund; Common Share Repurchases and Conversion to
   Open-End Fund..............................................................53

Federal Tax Matters...........................................................54

Custodian, Administrator and Transfer Agent...................................56

Legal Opinions................................................................56

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II


                         UP TO 3,243,000 COMMON SHARES



--------------------------------------------------------------------------------
                                   PROSPECTUS
--------------------------------------------------------------------------------









                                                                 , 2012

                                 Preliminary Statement of Additional Information
                                                            Dated March 20, 2012
                                                           Subject to Completion


             FIRST TRUST STRATEGIC HIGH INCOME FUND II STATEMENT OF
                             ADDITIONAL INFORMATION


      First Trust Strategic High Income Fund II (the "Fund") is a closed-end, diversified management investment company which commenced operations in March 2006.

      This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to 3,243,000 common shares of beneficial interest in the Fund in one or more offerings (the "Common Shares"). This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus dated __________, 2012 (the "Prospectus") and any related prospectus supplement. The Fund's currently outstanding common shares are, and the Common Shares offered by the Prospectus and any prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the symbol "FHY."

      This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus and any prospectus supplement prior to purchasing such shares. A copy of the Fund's Prospectus and any prospectus supplement may be obtained without charge by calling (800) 988-5891 or on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any prospectus supplement.

      THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

      This Statement of Additional Information is dated               , 2012.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

USE OF PROCEEDS................................................................1

INVESTMENT OBJECTIVES..........................................................1

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND
  INVESTMENT RISKS............................................................16

OTHER INVESTMENT POLICIES AND TECHNIQUES......................................24

MANAGEMENT OF THE FUND........................................................34

INVESTMENT ADVISOR............................................................46

PROXY VOTING POLICIES AND PROCEDURES..........................................48

SUB-ADVISOR...................................................................49

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................53

DESCRIPTION OF SHARES.........................................................55

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST................................57

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND........................60

FEDERAL INCOME TAX MATTERS....................................................62

PERFORMANCE RELATED AND COMPARATIVE INFORMATION...............................67

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................69

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT...................................69

ADDITIONAL INFORMATION........................................................70





FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
                  PUBLIC ACCOUNTING FIRM.....................................F-1
APPENDIX A   --   RATINGS OF INVESTMENTS.....................................A-1
APPENDIX B   --   BROOKFIELD INVESTMENT MANAGEMENT INC. PORTFOLIO
                  PROXY VOTING POLICIES AND PROCEDURES.......................B-1

                                USE OF PROCEEDS

      The Fund will invest substantially all of the net proceeds from any sales of Common Shares pursuant to the Prospectus and any prospectus supplement in accordance with the Fund's investment objectives and policies as stated below, to repay indebtedness or for other general corporate purposes. Pending investment in securities that meet the Fund's investment objectives and policies, the net proceeds of this offering will be invested in cash or cash equivalents.

                             INVESTMENT OBJECTIVES

      The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

      The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. Under normal market conditions, the Fund invests in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring ("distressed securities"). There can be no assurance that the Fund's investment objectives will be achieved.

      The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

      The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

              1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

              2. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

              3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

              4. Issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

              5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

              6. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in connection with the purchase and sale of portfolio securities;

              7. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; and

              8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

      For the purpose of applying the limitation set forth in subparagraph (1) above, asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

      For the purpose of applying the limitation set forth in subparagraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

      Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less. The remainder of the Fund's investment policies, including its investment strategies, are considered non-fundamental and may be changed by the Board of Trustees of the Fund (the "Board of Trustees") without shareholder approval, provided that shareholders receive at least 60 days prior written notice of any change.

      Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

NON-FUNDAMENTAL INVESTMENT POLICIES

      In addition to the foregoing investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

              1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

              2. Purchase securities of listed companies for the purpose of exercising control.

      The foregoing restrictions and limitations apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

INVESTMENT PHILOSOPHY AND PROCESS

      The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. Under normal market conditions, the Fund invests in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as distressed securities.

      The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). High-yield bonds are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may also invest up to 25% of its Managed Assets in equity securities, including, but not limited to, common and preferred stock, up to 20% of its Managed Assets in foreign securities (subject to further limitations described below), and up to 15% of its Managed Assets in distressed securities.

      In managing the Fund's portfolio, the Sub-Advisor employs an active management approach that emphasizes the flexibility to allocate assets across a wide range of asset classes and thereby may provide the advantage of a diversified high income portfolio. The Sub-Advisor searches a broad array of asset categories and sectors to identify the most attractive relative value prospects. In addition to the traditional below-investment grade corporate market, the Sub-Advisor may strategically utilize asset-backed securities, mortgage-backed securities, and other structured finance vehicles as well as convertible securities, preferred stock and other equity securities. The Sub-Advisor believes that the opportunity to acquire a diverse set of assets may contribute to higher total returns and a more stable NAV for the Fund than would result from investing in a single sector of the debt market such as below-investment grade corporate bonds.

      The Sub-Advisor utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Sub-Advisor also draws upon the internal expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Sub-Advisor takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends. The Sub-Advisor uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Sub-Advisor may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

PORTFOLIO COMPOSITION

      The Fund's portfolio is composed principally of the following investments:

      Below-Investment Grade Securities. The Fund may invest up to 100% of its Managed Assets in debt securities that are rated below-investment grade. Except with respect to 15% of its Managed Assets, debt securities purchased by the Fund will be rated, at the time of investment, at least "CCC" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. Below-investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. The ratings of a NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

      If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its holders of common shares ("Common Shareholders"). The Fund's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

      Since the risk of default is higher for below-investment grade securities than investment grade securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type. The Sub-Advisor attempts to identify those issuers of below-investment grade securities whose financial condition the Sub-Advisor believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

      Below-investment grade securities in which the Fund may invest include:

      o Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage

Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government with the Federal Housing Finance Agency (FHFA) acting as the conservator. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

      Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

      Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

      Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

      Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

      o Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described below with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

      o Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupon bonds which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

      o Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may also be backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are generally issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-backed securities.

      o Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Advisor believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission.

      As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments considered by the Sub-Advisor to be of comparable quality. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

      o Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

      o Municipal Obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Because interest on municipal obligations is generally not taxable for federal income tax purposes, municipal securities typically have lower coupon interest rates than comparable fully-taxable instruments. The Fund may also acquire call options on specific municipal obligations to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      o Foreign Government Securities. The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities such as the World Bank or the European Union.

      Foreign Securities. While the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 50% of its Managed Assets in debt or equity securities of corporate and governmental issuers located outside the United States, including issuers in developed and emerging markets; provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 15% of Managed Assets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supra-national governmental entities, such as the World Bank or European Union. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

      Distressed Securities. The Fund may invest up to 15% of its Managed Assets in distressed securities. Distressed securities are securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. These are securities generally rated in the lower rating categories ("Ca" or lower by Moody's or "CC" or lower by S&P) or, if unrated, determined to be of comparable quality by the Sub-Advisor. Under normal market conditions, the Fund invests in distressed securities that are producing current income. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the Sub-Advisor believes they provide the opportunity for enhanced income and/or capital appreciation.

      Equity Securities. The Fund may invest up to 25% of its Managed Assets in equity securities, of which up to 20% of its Managed Assets may be invested in foreign equity securities. Equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and convertible securities. Such securities may include common stocks of REITs and utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

      Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stocks never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities, as described above in "Portfolio Composition--Below-Investment Grade Debt Securities--Convertible Securities."

      Credit Linked Notes. The Fund may invest in credit linked notes. Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

      Credit Default Swaps. The Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund segregates assets on its records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement.

      Illiquid and Restricted Securities. Illiquid investments are investments that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities.

Investments currently considered to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. In the absence of readily available market quotations, a committee appointed by the Fund's Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

      Derivatives. The Fund may, but is not required to, use various derivatives described below to reduce interest rate risk arising from any use of financial leverage, facilitate portfolio management, mitigate risks, including interest rate, currency and credit risks, and/or earn income. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Sub-Advisor seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, credit default swaps, swap options, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or enter into credit transactions, total rate of return swap transactions, credit default swaps and other credit derivative instruments. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may seek to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain.

      Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, the issuance of Preferred Shares, if any, commercial paper or notes and/or Borrowings are being invested, or during periods in which the Advisor or the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and Defensive Instruments (as defined below) and/or may use such cash and proceeds from the sale of Defensive Instruments or other assets to pay down any leverage of the Fund. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

         "Defensive Instruments" are defined to include, without limitation, the following:

      A. Cash Equivalents -

             (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business

      Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In addition, the recent economic crisis in the United States has negatively impacted certain government-sponsored entities. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government with the Federal Housing Finance Agency (FHFA) acting as conservator. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. It is possible that Fund investments in securities issued by government-sponsored entities may ultimately lose value.

             (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

             (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market interest rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The

      Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

             (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

             (5) The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

             (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

             (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

       B. Manufactured Home Loan-Backed Securities - securities representing a direct or indirect participation in, or secured by and payable from, pools of loans used to purchase manufactured housing and the security interest therein.*

       C. Securities guaranteed by the U.S. government or its agencies or instrumentalities that are not included as cash equivalents above or as residential mortgage-backed securities ("RMBS").*

       D. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts.*

       E. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises.*

       F. Corporate bonds - debt obligations issued by corporations.*

       G. Any other securities rated in the "AA" category or better by at least one NRSRO.* If the rating on a security is subsequently downgraded, the Advisor and/or the Sub-Advisor will determine whether to retain the security as a Defensive Instrument, retain the security but not as a Defensive Instrument or dispose of the security.

       *To be eligible as a Defensive Instrument, the Sub-Advisor must determine in each case at the time of purchase that the security to be purchased is less risky than residential mortgage-backed securities currently available in the marketplace that would be consistent with the Fund's investment strategy.


    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

DERIVATIVES RISK

      The Fund may, but is not required to, use various other investment management techniques that also involve certain risks and special considerations, including utilizing derivative instruments to generate income or for hedging and risk management purposes. Derivative instruments the Fund may use include interest rate options, futures, swaps, caps, floors, and collars, and other derivative transactions. These strategic transactions may be entered into to generate income or to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

      A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may enter into these transactions primarily to seek to generate income or to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates, currencies or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of derivative transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Advisor possesses the skills necessary for the successful utilization of derivative transactions. The Fund will incur brokerage and other costs in connection with its derivative transactions.

      The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

      In circumstances in which the Sub-Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Advisor's ability to predict correctly the direction and extent of movements in interest rates.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Although the Fund believes that use of the derivative transactions described above may benefit the Fund from time to time, if the Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Because these derivative transactions designed to mitigate risk are entered into for good-faith risk management purposes, the Sub-Advisor and the Fund believe these hedging transactions do not constitute senior securities. To the extent the Fund enters into interest rate swaps, the Fund will usually do so on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the accrued excess will be segregated on the Fund's records. If the Fund enters into a swap on other than a net basis, the Fund intends to segregate assets on the Fund's records in the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Sub-Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

      In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was enacted. The Dodd-Frank Act includes, among other things, provisions regarding the regulation of derivatives, and certain provisions of the Dodd-Frank Act are to be implemented through regulatory rulemaking over a period of time. It is possible that the implementation of measures under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments, increase the costs of using certain derivative instruments, or make them less effective. Limits or restrictions applicable to counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

      Credit Default Swap Transactions. The Fund may invest in credit default swap transactions (as measured by the notional amounts of the swaps), including credit linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on the Fund's records, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Funds had invested in the reference obligation directly.

      The Fund also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

      Credit Linked Notes. The Fund may invest in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities." Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in credit linked notes has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

      Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

      Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked notes will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

      The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available. The collateral for a credit linked note is one or more credit default swaps, which, as described above, are subject to additional risk.

      New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

      Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Advisor's ability to predict correctly market movements or changes in the relationships of such instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

             (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

ILLIQUID/RESTRICTED SECURITIES

      The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed by the Fund of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities. The Sub-Advisor, under the supervision of the Board of Trustees, determines whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

      Over time, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

      With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986, as amended (the "Code") or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

      Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of Borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem common shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

DERIVATIVE STRATEGIES

      General Description of Derivative Strategies. The Fund may use derivatives or other transactions to generate income, to hedge the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any financial leverage by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps or other credit derivative instruments.

      Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations.

      General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

      Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

      Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and the CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      Options. The Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

      As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

      Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

      An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

      Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10-, 20- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

      A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

REPURCHASE AGREEMENTS

      The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

      Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

BORROWINGS AND PREFERRED SHARES

      The Fund may seek to enhance the level of its current distributions through the use of Leverage Instruments. The Fund has the ability to borrow (by use of commercial paper, notes and/or other Borrowings) an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than Borrowings. Any use of Leverage Instruments by the Fund will, however, be consistent with the provisions of the 1940 Act. The Fund also has the ability to issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Leverage Instruments). However, the Fund may, under normal market conditions, utilize leverage in an aggregate amount up to 33 1/3% of the Fund's Managed Assets. The Fund may borrow from banks and other financial institutions. At December 31, 2011, the Fund utilized leverage through use of Borrowings under a commitment facility representing approximately 30% of Managed Assets.

      The funds borrowed pursuant to a leverage Borrowing program, or obtained through the issuance of Preferred Shares, if any, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage Borrowing program are senior to the rights of common shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Fund common shares or Preferred Shares or purchase Fund common shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Fund common shares unless all dividends on the preferred shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage Borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund ) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may become subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

      While a Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that a Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If a Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Fund had not reduced leverage. A Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

      To the extent Leverage Instruments are utilized by the Fund, the Leverage Instruments would have complete priority upon distribution of assets over common shares. The issuance of Leverage Instruments would leverage the common shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage Instrument offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged.

      Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of NAV and market price of the common shares, and the risk that fluctuations in interest rates on Borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund may invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to common shareholders. The fees paid to the Advisor and the Sub-Advisor will be calculated on the basis of the Managed Assets including proceeds from Borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Advisor and the Sub-Advisor will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations.

      The Fund's Declaration authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the

Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets after Borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940
Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

      The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

      Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

      Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

      The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                               PORTFOLIO TURNOVER

      The Fund's annual portfolio turnover rate may vary greatly from year to year. As of the 12 months ended October 31, 2011, the portfolio turnover rate for the Fund was approximately 49%. The Sub-Advisor expects, under normal market conditions, the portfolio turnover rate for the Fund to not exceed 100%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. See "Federal Income Tax Matters."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. There are five trustees of the Fund (each, a "Trustee", or collectively, the "Trustees"), one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are Trustees who are not officers or employees of First Trust Advisors L.P., which is the investment advisor to the Fund ("First Trust Advisors" or the "Advisor"), or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The Board of Trustees is divided into three classes:
Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee was elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class are elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The officers of the Fund manage the day-to-day operations and are responsible to the Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                       IN THE FIRST
                                                    TERM OF                              TRUST
                                                   OFFICE(2)                             FUND            OTHER
                                POSITION AND      AND YEAR FIRST PRINCIPAL OCCUPATIONS  COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS AND DATE OF         OFFICES         ELECTED OR      DURING THE PAST 5   OVERSEEN BY   TRUSTEE DURING
           BIRTH                  WITH FUND        APPOINTED             YEARS           TRUSTEE    THE PAST 5 YEARS
Trustee who is an
Interested Person of the
Fund
--------------------------
James A. Bowen(1)            Chairman of the    o Class III (3)  Chief Executive       91           None
120 East Liberty Drive,      Board and Trustee                   Officer (December     Portfolios
  Suite 400                                                      2010 to Present),
Wheaton, IL 60187                               o 2005           President (prior to
D.O.B.: 09/55                                                    and including
                                                                 December 2005 to
                                                                 December 2010),
                                                                 First Trust Advisors
                                                                 L.P. and First Trust
                                                                 Portfolios L.P.;
                                                                 Chairman of the
                                                                 Board of Directors,
                                                                 BondWave LLC
                                                                 (Software
                                                                 Development
                                                                 Company/Investment
                                                                 Advisor) and
                                                                 Stonebridge Advisors
                                                                 LLC  (Investment
                                                                 Advisor)

Independent Trustees
--------------------------
Richard E. Erickson          Trustee            o Class II (3)   Physician;            91           None
c/o First Trust Advisors L.P.                                    President, Wheaton    Portfolios
L.P.                                                             Orthopedics;
120 East Liberty Drive,                         o 2005           Co-owner and
  Suite 400                                                      Co-Director (January
Wheaton, IL 60187                                                1996 to May 2007),
D.O.B.: 04/51                                                    Sports Med Center
                                                                 for Fitness; Limited
                                                                 Partner, Gundersen
                                                                 Real Estate Limited
                                                                 Partnership; Member,
                                                                 Sportsmed LLC

Thomas R. Kadlec             Trustee            o Class II (3)   President (March      91           Director of ADM
c/o First Trust                                                  2010                  Portfolios   Investor
Advisors L.P.                                   o 2005           to Present), Senior                Services, Inc.
120 East Liberty Drive,                                          Vice President and                 and ADM
  Suite 400                                                      Chief Financial                    Investor
Wheaton, IL 60187                                                Officer (May 2007                  Services
D.O.B.: 11/57                                                    to March 2010),                    International
                                                                 Vice President
                                                                 and Chief Financial
                                                                 Officer (1990 to
                                                                 May 2007), ADM
                                                                 Investor Services,
                                                                 Inc.
                                                                 (Futures Commission
                                                                 Merchant)

Robert F. Keith              Trustee            o Class I (3)    President (2003 to    91           Director of
c/o First Trust Advisors                                         Present), Hibs        Portfolios   Trust Company
L.P.                                            o 2006           Enterprises                        of Illinois
120 East Liberty Drive,                                          (Financial and
  Suite 400                                                      Management
Wheaton, IL 60187                                                Consulting)
D.O.B.: 11/56


                                      -35-



                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                       IN THE FIRST
                                                    TERM OF                              TRUST
                                                   OFFICE(2)                             FUND            OTHER
                                POSITION AND      AND YEAR FIRST PRINCIPAL OCCUPATIONS  COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS AND DATE OF         OFFICES         ELECTED OR      DURING THE PAST 5   OVERSEEN BY   TRUSTEE DURING
           BIRTH                  WITH FUND        APPOINTED             YEARS           TRUSTEE    THE PAST 5 YEARS

Niel B. Nielson              Trustee            o Class III (3)  President (June 2002  91           Director of
c/o First Trust Advisors                                         to Present),          Portfolios   Covenant
L.P.                                            o 2005           Covenant College                   Transport Inc.
120 East Liberty Drive,
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54


Officers of the Fund
--------------------------
Mark R. Bradley              President and      o Indefinite     Chief Financial       N/A          N/A
120 East Liberty Drive       Chief Executive      term           Officer and Chief
  Suite 400                  Officer                             Operating Officer
Wheaton, IL 60187                                                (December 2010 to
D.O.B.: 11/57                                   o 2006           Present), First
                                                                 Trust Advisors L.P.
                                                                 and First Trust
                                                                 Portfolios L.P.;
                                                                 Chief Financial
                                                                 Officer, BondWave
                                                                 LLC (Software
                                                                 Development
                                                                 Company/Investment
                                                                 Advisor) and
                                                                 Stonebridge Advisors
                                                                 LLC (Investment
                                                                 Advisor)

Erin E. Chapman              Assistant          o Indefinite     Assistant General     N/A          N/A
120 East Liberty Drive       Secretary            term           Counsel (October
  Suite 400                                                      2007 to Present),
Wheaton, IL 60187                               o 2009           Associate Counsel
D.O.B.: 08/76                                                    (March 2006 to
                                                                 October 2007), First
                                                                 Trust Advisors L.P.;
                                                                 Associate Attorney
                                                                 (November 2003 to
                                                                 March 2006) Doyle &
                                                                 Bolotin, Ltd.

James M. Dykas               Treasurer, Chief   o Indefinite     Controller (January   N/A          N/A
120 East Liberty Drive       Financial Officer    term           2011 to Present),
  Suite 400                  and Chief                           Senior Vice
Wheaton, IL 60187            Accounting         o 2006           President (April
D.O.B.: 01/66                Officer                             2007 to Present),
                                                                 Vice President
                                                                 (January 2005 to
                                                                 April 2007), First
                                                                 Trust Advisors L.P.
                                                                 and First Trust
                                                                 Portfolios L.P.

Christopher R. Fallow        Assistant Vice     o Indefinite     Assistant Vice        N/A          N/A
120 East Liberty Drive       President            term           President (August
  Suite 400                                                      2006 to Present),
Wheaton, IL 60187                               o 2006           Associate (January
D.O.B.: 04/79                                                    2005 to August
                                                                 2006), First Trust
                                                                 Advisors L.P. and
                                                                 First Trust
                                                                 Portfolios L.P.


                                      -36-



                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                       IN THE FIRST
                                                    TERM OF                              TRUST
                                                   OFFICE(2)                             FUND            OTHER
                                POSITION AND      AND YEAR FIRST PRINCIPAL OCCUPATIONS  COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS AND DATE OF         OFFICES         ELECTED OR      DURING THE PAST 5   OVERSEEN BY   TRUSTEE DURING
           BIRTH                  WITH FUND        APPOINTED             YEARS           TRUSTEE    THE PAST 5 YEARS

Rosanne Gatta                Assistant          o Indefinite     Board Liaison         N/A          N/A
120 East Liberty Drive       Secretary            Term           Associate (July 2010
  Suite 400                                                      to Present), First
Wheaton, IL  60187                              o 2011           Trust Advisors L.P.
D.O.B.: 07/55                                                    and First Trust
                                                                 Portfolios L.P.,
                                                                 Assistant Vice
                                                                 President (February
                                                                 2001 to July 2010),
                                                                 PNC Global
                                                                 Investment Servicing

W. Scott Jardine             Secretary          o Indefinite     General Counsel,      N/A          N/A
120 East Liberty Drive                            term           First
  Suite 400                                                      Trust Advisors L.P.,
Wheaton, IL 60187                               o 2006           First Trust
D.O.B.: 05/60                                                    Portfolios L.P.
                                                                 and BondWave LLC
                                                                 (Software
                                                                 Development
                                                                 Company/Investment
                                                                 Advisor); Secretary
                                                                 of
                                                                 Stonebridge Advisors
                                                                 LLC
                                                                 (Investment Advisor)

Daniel J. Lindquist          Vice President     o Indefinite     Senior Vice           N/A          N/A
120 East Liberty Drive                            term           President (September
  Suite 400                                                      2005 to Present),
Wheaton, IL 60187                               o 2006           Vice President
D.O.B.: 02/70                                                    (April 2004 to
                                                                 September 2005),
                                                                 First Trust Advisors
                                                                 L.P. and First Trust
                                                                 Portfolios L.P.

Coleen D. Lynch              Assistant Vice     o Indefinite     Assistant Vice        N/A          N/A
120 East Liberty Drive       President            term           President (January
  Suite 400                                                      2008 to Present),
Wheaton, IL 60187                               o 2008           First Trust Advisors
D.O.B.: 07/58                                                    L.P. and First Trust
                                                                 Portfolios L.P.;
                                                                 Vice President (May
                                                                 1998 to January
                                                                 2008), Van Kampen
                                                                 Asset Management and
                                                                 Morgan Stanley
                                                                 Investment
                                                                 Management

Kristi A. Maher              Assistant          o Indefinite     Deputy General        N/A          N/A
120 East Liberty Drive       Secretary and        term           Counsel (May 2007 to
  Suite 400                  Chief Compliance                    Present), Assistant
Wheaton, IL 60187            Officer            o Assistant      General Counsel
D.O.B.: 12/66                                     Secretary      (March 2004 to May
                                                  since 2006     2007), First Trust
                                                  and CCO since  Advisors L.P. and
                                                  2011           First Trust
                                                                 Portfolios L.P.

--------------------
(1)        Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, investment advisor of the Fund.

(2)        Officer positions with the Fund have an indefinite term. Effective
           January 23, 2012, Mr. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board and member of the Executive
           Committee. The Board elected Mr. Bradley to serve as the President and Chief Executive Officer and Mr. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund. Mr.
           Bradley previously served as Treasurer, Chief Financial Officer and
           Chief Accounting Officer and Mr. Dykas previously served as Assistant
           Treasurer.


                                      -37-


(3) Currently, Robert F. Keith, as a Class I Trustee, is serving a term until the Fund's 2014 annual meeting. Richard E. Erickson and Thomas
           R. Kadlec, as Class II Trustees, are each serving a term until the Fund's 2012 annual meeting. James A. Bowen and Niel B. Nielson, as
           Class III Trustees, are each serving a term until the Fund's 2013 annual meeting.


UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund and First Defined Portfolio Fund, LLC, open-end funds with two and eight portfolios, respectively, advised by First Trust Advisors; First Trust Energy Infrastructure Fund, First Trust High Income Long/Short Fund, First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Global Equity Dividend Fund, First Trust Global Resource Solution Fund, First Trust Strategic Allocation Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 69 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Fund (other than Christopher Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund.

Mr. Bowen serves as the Chairman of the Board of each Fund in the First Trust Fund Complex. Mr. Fallow serves as Assistant Vice President of all the closed-end funds and the First Trust Series Fund only.

      The same five persons serve as trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board of Trustees reviews its governance structure and the committee structures, their performance and functions and any processes that would enhance board governance over the business of the First Trust Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board of each Fund and, prior to the election of Mark R. Bradley which, as noted above, became effective on January 23, 2012, also served as the Chief Executive Officer and President of each Fund.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers of the First Trust Funds, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term or until his successor is selected. Robert F. Keith currently serves as the Lead Independent Trustee.

      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the First Trust Funds, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review the performance of the First Trust Funds. The Independent Trustees are represented by independent legal counsel at all board and committee meetings. Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board of Trustees are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Common Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Keith and Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee held 13 meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. The Board of Trustees has also adopted a mandatory retirement age of 72. When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable First Trust Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held 4 meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held 4 meetings.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE , serve on the Audit Committee. Messrs. Kadlec and Keith have been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. During the last fiscal year, the Audit Committee held 8 meetings.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor, is performed primarily at the board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing agents an

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.


BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

      Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since 2012) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009) and Chairman of the Audit Committee (2010 - 2011) and currently serves as Chairman of the Nominating and Governance Committee (since 2012) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee (since 2012) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as the President of Covenant College since 2002. Mr. Nielson formerly served as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and as Lead Independent Trustee (2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since 2012) of the First Trust Funds.

      Interested Trustee. James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen also serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, each initial Trustee was elected for an initial term of one, two or three years depending on the class. Subsequently, the Trustees in each class are elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

      Until January 1, 2012, each trust in the First Trust Fund Complex paid each Independent Trustee an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts. In addition, for all the trusts in the First Trust Fund Complex, Mr. Nielson was paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec was paid annual compensation of $5,000 to serve as Chairman of the Audit Committee, Dr. Erickson was paid annual compensation of $2,500 to serve as Chairman of the Valuation Committee and Mr. Keith was paid annual compensation of $2,500 to serve as Chairman of the Nominating and Governance Committee. This annual compensation was allocated equally among each of the trusts in the First Trust Fund Complex.

      Effective January 1, 2012, each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and Interested Trustee receive no compensation from the Fund for acting in such capacities.

      The following table sets forth compensation paid by the Fund during the Fund's last fiscal year to each of the Independent Trustees and total compensation paid to each of the Independent Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who is an "interested person" as designated above serve without any compensation from the Fund. The Fund's officers are compensated by First Trust Advisors.

                                                                                   TOTAL COMPENSATION
                                                 AGGREGATE                        FROM THE FIRST TRUST
 NAME OF TRUSTEE                        COMPENSATION FROM FUND (1)                  FUND COMPLEX(2)
 Richard E. Erickson                              $9,600                                $177,025
 Thomas R. Kadlec                                 $9,696                                $178,750
 Robert F. Keith                                  $9,600                                $177,025
 Niel B. Nielson                                  $10,182                               $187,707

--------------------
(1)        The compensation paid by the Fund to the Independent Trustees for the last fiscal year for services to the Fund. The compensation does not include compensation paid by FHI or FHO to the Independent Trustees.

(2) The total estimated compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First
           Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Trust Series Fund and the First Defined Portfolio Fund, LLC, open-end funds (with two and eight portfolios, respectively), the First Trust Exchange-Traded
           Fund, First Trust Exchange-Traded Fund II, First Trust
           Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded
           AlphaDEX(R) Fund II, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust Senior
           Floating Rate Income Fund II, the Macquarie/First Trust Global
           Infrastructure/Utilities Dividend & Income Fund, the First Trust
           Enhanced Equity Income Fund, the First Trust/Aberdeen Global
           Opportunity Income Fund, the First Trust Mortgage Income Fund, the
           First Trust Energy Income and Growth Fund, the First Trust/Aberdeen
           Emerging Opportunity Fund, the First Trust Specialty Finance and
           Financial Opportunities Fund, the First Trust Active Dividend Income
           Fund, the First Trust High Income Long/Short Fund and the First Trust
           Energy Infrastructure Fund.

      The Fund has no employees. Shareholders of the Fund will elect certain Trustees at the next annual meeting of shareholders.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of

December 31, 2011:


                                                                           AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN
                                       DOLLAR RANGE OF                ALL REGISTERED INVESTMENT COMPANIES
                                      EQUITY SECURITIES                     OVERSEEN BY TRUSTEE IN
TRUSTEE                                  IN THE FUND                       FIRST TRUST FUND COMPLEX

James A. Bowen                          $10,001-$50,000                      $50,001 - $100,000
Richard E. Erickson                     $0                                   Over $100,000
Thomas R. Kadlec                        $0                                   Over $100,000
Robert F. Keith                         $0                                   Over $100,000
Niel B. Nielson                         $1-$10,000                           Over $100,000

      As of December 31, 2011, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of December 31, 2011, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of the Fund.

CONTROL PERSONS

      To the knowledge of the Fund, as of January 31, 2012, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding common shares, except as described in the following table. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing report from The Depository Trust & Clearing Corporation as of January 31, 2012. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the common shares of beneficial interest listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

  -------------------------------------------------- ---------------------------- --------------------------------
                  NAME AND ADDRESS                   COMMON SHARES BENEFICIALLY   % OF OUTSTANDING COMMON SHARES
                 OF BENEFICIAL OWNER                            OWNED                   BENEFICIALLY OWNED
  -------------------------------------------------- ---------------------------- --------------------------------
  Charles Schwab & Co., Inc.
  2423 E. Lincoln Drive                                      637,049 Shares                    7.86%
  Phoenix, AZ 85016

  -------------------------------------------------- ---------------------------- --------------------------------
  First Clearing, LLC
  One North Jefferson Street                               1,049,313 Shares                   12.94%
  St. Louis, MO 63103
  -------------------------------------------------- ---------------------------- --------------------------------


                                      -45-


  -------------------------------------------------- ---------------------------- --------------------------------
                  NAME AND ADDRESS                   COMMON SHARES BENEFICIALLY   % OF OUTSTANDING COMMON SHARES
                 OF BENEFICIAL OWNER                            OWNED                   BENEFICIALLY OWNED
  -------------------------------------------------- ---------------------------- --------------------------------

  National Financial Services LLC
  200 Liberty Street                                         946,944 Shares                   11.68%
  New York, NY 10281
  -------------------------------------------------- ---------------------------- --------------------------------
  Pershing LLC
  1 Pershing Plaza                                           655,268 shares                    8.08%
  Jersey City, NJ 07399
  -------------------------------------------------- ---------------------------- --------------------------------
  RBC Capital Markets Corporation
  510 Marquette Ave. South                                   574,944 Shares                    7.09%
  Minneapolis, MN 55402
  -------------------------------------------------- ---------------------------- --------------------------------
  TD Ameritrade Clearing, Inc.
  1005 N. Ameritrade Place                                   475,551 Shares                    5.87%
  Bellevue, NE  68005
  -------------------------------------------------- ---------------------------- --------------------------------

                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $48 billion in assets in which it managed or supervised as of December 31, 2011. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors is advisor or sub-advisor to 14 mutual funds, four exchange-traded funds consisting of 60 series and 13 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate

Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974, and during the period from January 1992 through February 8, 2012, more than $172 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an investment management agreement (the "Investment Management Agreement"). The Investment Management Agreement continues in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement also may be terminated, at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

      Pursuant to the Investment Management Agreement between the Advisor and the Fund, the Fund has agreed to pay for the services and facilities provided by the Advisor at an annual management fee, payable on a monthly basis, equal to 0.90% of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

      In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations except the Sub-Advisor's fee, which is paid by the Advisor out of the Advisor's management fee. The costs and expenses paid by the Fund include: compensation of its Trustees (other than the Trustee affiliated with the Advisor), custodian, transfer agent, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      Pursuant to a sub-advisory agreement among the Fund, the Advisor and the Sub-Advisor, (the "Sub-Advisory Agreement"), the Sub-Advisor receives a portfolio management fee equal to 0.45% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. Pursuant to the Investment Management Agreement, the Advisor must report regularly to the Board of Trustees on the performance of the Fund's investment portfolio as managed by the Sub-Advisor. Because the fee paid to the Advisor and by the Advisor to the Sub-Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 29.55% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.28% of net assets attributable to common shares. See "Summary of Fund Expenses" in the Fund's Prospectus.

CODE OF ETHICS

      The Fund, the Advisor and the Sub-Advisor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      The Board of Trustees has delegated to the Sub-Advisor the proxy voting responsibilities for the voting securities held by the Fund and has directed the Sub-Advisor to vote proxies consistent with the Fund's best interests and in accordance with the Sub-Advisor's written Portfolio Proxy Voting Policies and Procedures attached hereto as Appendix B.

      Information regarding how the Fund voted proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                  SUB-ADVISOR

      Prior to June 29, 2009, Valhalla Capital Partners, LLC ("Valhalla") served as the sub-advisor to the Fund and managed the Fund's portfolio subject to First Trust Advisors' supervision. Since June 29, 2009, Brookfield has served as sub-advisor to the Fund and manages the Fund's portfolio subject to First Trust Advisors' supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust Advisors from its investment advisory fee.

      Brookfield is a global investment manager focused on core fixed income, high yield, structured products (mortgage-backed securities including commercial mortgage-backed securities, residential mortgage-backed securities and asset-backed securities) as well as global real estate investment trusts and listed infrastructure securities. The firm is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), a leading global asset manager with approximately $150 billion in assets under management as of December 31, 2011 and over 100 years of experience in the property, power and infrastructure industries. HCM Holdings, Inc. ("HCM") is the sole shareholder of Brookfield. HCM is a wholly-owned subsidiary of Brookfield Investment Management Holdings Inc. ("Brookfield Holdings"). Brookfield Holdings is a wholly-owned subsidiary of Brookfield US Corporation, which is a wholly-owned subsidiary of Brookfield US Holdings Inc. Brookfield US Holdings Inc. is a wholly-owned subsidiary of BAM.

      Brookfield is an SEC-registered investment advisor and with its affiliates had approximately $21 billion in assets under management as of December 31, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney and Toronto.

      Kim G. Redding is the chairman of the board, the sole director and the chief executive officer and chief investment officer of Brookfield. Mr. Redding's business address is c/o Brookfield, Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010.

      Brookfield is responsible for the day-to-day management of the Fund's portfolio utilizing a team led by Dana E. Erikson and Anthony Breaks.

Dana E. Erikson, CFA
Managing Director

      Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high yield exposures and the establishment of portfolio objectives and strategies.

      Mr. Erikson has over 25 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment

Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

      Mr. Erikson received a BA in economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

Anthony Breaks, CFA
Director

      Mr. Breaks is a Portfolio Manager on the Structured Products Investments team. Mr. Breaks is one of four team leaders in mortgage-backed securities and asset-backed securities and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed structured product vehicles, such as structured investment vehicles, asset-backed commercial paper and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a BS degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

      The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund, including separate accounts. The advisory fees received by the Sub-Advisor in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.


------------------------------------------------------------------------------------------------------------
                                        NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                          AS OF DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------
                                    REGISTERED INVESTMENT
                                          COMPANIES                 OTHER POOLED
      PORTFOLIO MANAGER             (OTHER THAN THE FUND)       INVESTMENT VEHICLES       OTHER ACCOUNTS
------------------------------- ------------------------------ ---------------------- ----------------------
Dana E. Erikson                    Number: 7                    Number: 3              Number: 1
                                   Assets: $409 million         Assets: $67 million    Assets: $57 million

------------------------------- ------------------------------ ---------------------- ----------------------
Anthony Breaks                     Number: 1                    Number: 0              Number: 2
                                   Assets: $71 million          Assets: $0             Assets: 438 million
------------------------------- ------------------------------ ---------------------- ----------------------

      As shown in the table above, certain portfolio managers may manage other accounts. Fees earned by Brookfield may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Fund. However, Brookfield believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which the Fund will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Brookfield has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

      Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Sub-Advisor or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Sub-Advisor organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

      As of December 31, 2011, the portfolio managers received all of their compensation from Brookfield. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan
(LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with Brookfield's clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

      The compensation structure of Brookfield's portfolio managers and other investment professionals has four primary components:

         o  A base salary,

         o  An annual cash bonus,

         o If applicable, long-term compensation consisting of restricted stock units or stock options of Brookfield's ultimate parent company, BAM, and

         o If applicable, long-term compensation consisting of restricted stock units in the private funds managed by the investment professional.

      The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of Brookfield's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

      At December 31, 2011, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) any shares of the Fund. The portfolio managers may purchase Common Shares of the Fund for their personal accounts.

      The Sub-Advisor, subject to the Board of Trustees' and the Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      The following table provides the advisory fee amounts the Fund paid the Advisor and the sub-advisory fee amounts that were payable by the Advisor to Brookfield (since June 29, 2009), and to Valhalla (prior to June 29, 2009) for the last three fiscal years. See "Management of the Funds--Investment Management Agreement" in the Prospectus. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

------------------------------ --------------------------- --------------------------- ---------------------------
                                        10/31/09                    10/31/10                  10/31/11(2)
------------------------------ --------------------------- --------------------------- ---------------------------
Gross Advisory Fees Paid to            $484,878.96                 $452,456.42                $712,363.12
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Advisory Fees Waived by                    $0                          $0                         $0
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Sub-Advisory Fees Paid to              $216,517.64                $226,228.21                 $356,181.54
Brookfield and/or Valhalla(1)           (including
                                    $155,861.90 to
                                      Valhalla and
                                     $60,655.74 to
                                       Brookfield)
------------------------------ --------------------------- --------------------------- ---------------------------
Net Advisory Fees                      $268,361.32                 $226,228.21                $356,181.58
------------------------------------------------------------------------------------------------------------------
(1) Sub-advisory fees were payable to Valhalla prior to June 29, 2009 and to Brookfield since June 29, 2009.
(2) Amounts do not include fees relating to FHI and FHO.
------------------------------------------------------------------------------------------------------------------

      The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees, and the shareholders of the Fund. The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Advisor, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage (as defined in Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Advisor may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees in their sole discretion, without shareholder vote. The Fund's Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

      Shares of closed-end investment companies may frequently trade at prices lower than NAV. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

      On April 18, 2011, the Board of Trustees approved a reorganization of the Fund with First Trust Strategic High Income Fund ("FHI") and a separate reorganization of the Fund with First Trust Strategic High Income Fund III ("FHO"), with the Fund as the surviving fund in the reorganizations. Under the terms of the reorganizations, the assets of FHI and FHO were transferred to, and the liabilities of FHI and FHO were assumed by, the Fund in exchange for shares of the Fund. The Fund's common shares were then distributed to FHI and FHO shareholders and the separate existence of FHI and FHO ceased. The reorganizations were subject to certain conditions, including that each reorganization was approved on August 8, 2011, by the shareholders of FHI and FHO, respectively, and that the shareholders of the Fund approved the issuance of additional Fund common shares in connection with the reorganizations. When the reorganizations occurred, each transaction was based on the relative NAVs of FHI, FHO and the Fund. The Board of Trustees of the Fund approved a 1-for-3 reverse share split, which was completed upon the consummation of the reorganizations. The Fund's shares are trading on a split-adjusted basis under a new CUSIP number. The reserve share split resulted in every three outstanding shares being converted into one share, thereby reducing the number of Fund common shares outstanding.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without shareholder vote, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees.

BORROWINGS

      The Declaration of Trust authorizes the Fund, without prior approval of the shareholders of common shares, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The Fund may borrow using reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund effectively pledges its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The Fund may borrow from banks and other financial institutions.

      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3 of Managed Assets after Borrowings). With respect to such

Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust of the Fund (the "Declaration") contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration and By-Laws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of Trustees is currently five, but by action of two-thirds of the Trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund, (5) removal of Trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items
(1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions in the Declaration may be amended except by the vote of at least two-thirds of the shares outstanding and entitled to vote. Only the Board of Trustees may amend the By-Laws of the Fund.

      As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration and the By-Laws of the Fund described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

      Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a

Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office with or on behalf of the Fund.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the trustees, in consultation with the Fund's Advisor, the Sub-Advisor and any corporate finance services and consulting agent that the Advisor has retained from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. Before deciding whether to take any action if the Fund's common shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's common shares would no longer be listed on the New York Stock Exchange. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                           FEDERAL INCOME TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning common shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

      The Fund intends to qualify as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income taxes.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as dividend income, which, in general and subject to limitations under the Code, under current law would constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction.

DISTRIBUTIONS

      If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

      Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from a Trust and sell your Units at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Trust if the Trust declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

      Ordinary income dividends received by an individual shareholder from regulated investment companies such as the Trusts are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Trust itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Trusts will provide notice to its Unit holders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

SALE OR EXCHANGE OF FUND SHARES

      If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

      For shares purchased on or after January 1, 2011 (or, 2012, if the shares are acquired in a reinvestment plan in 2011), the information statement you receive in regard to the sale or redemption of your shares may contain information about your basis in the shares and whether any gain or loss recognized by you should be considered long term or short term capital gain. The information reported to you is based upon rules that do not take into consideration all facts that may be known to you or your advisors. You should consult with your tax advisors about any adjustments that may need to be made to the information reported to you.

DEDUCTIBILITY OF FUND EXPENSES

      Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

      The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

MEDICARE TAX

      Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income of a Member who is an individual if such Member's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2013, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

       If you are a foreign investor (i.e., investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or fund), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, except as described in the following paragraph, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute interest related dividends or short-term capital gain dividends. Foreign investors should consult their tax advisors with respect to U.S. tax consequences of ownership of Common Shares.

      In addition, distributions after December 31, 2013 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of units in the Fund may be subject to withholding after December 31, 2014, under similar requirements.

ALTERNATIVE MINIMUM TAX

            As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of
(i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or
(ii) the Standard & Poor's Index of 500 stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Fund believes to be generally accurate.

      The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

                 ERV = P(1+T)/n/

      Where        P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years
                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                 ATV/D/ = P(1+T)/n/

               Where: P = a hypothetical initial investment of $1,000
                      T = average annual total return (after taxes on
                          distributions)
                      n = number of years
                 ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                ATV/DR/ = P(1+T)/n/

               Where: P = a hypothetical initial investment of $1,000
                      T = average annual total return (after taxes on
                          distributions and redemption)
                      n = number of years
                ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2 [( a-b/cd +1)/6/ - 1]

               Where: a = dividends and interest earned during the period
                      b = expenses accrued for the period (net of
                          reimbursements)
                      c = the average daily number of shares outstanding during
                          the period that were entitled to receive dividends
                      d = the maximum offering price per share on the last day
                          of the period

      Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Financial Statements of the Fund as of October 31, 2011, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon incorporated by reference in this Statement of Additional Information, and are incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing services. Deloitte & Touche LLP provides auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.


                CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

      The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Fund. As such, The Bank of New York Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. BNY Mellon Investment Servicing (US) Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission. The Fund's Prospectus, any prospectus supplement and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus, any prospectus supplement and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Fund's financial statements and financial highlights and the report of Deloitte & Touche LLP thereon, contained in the following documents filed by the Fund with the Securities and Exchange Commission, are hereby incorporated by reference into, and are made part of, this Statement of Additional Information:
The Fund's Annual Report for the year ended October 31, 2011 contained in the Fund's Form N-CSR filed with the Securities and Exchange Commission on January 4, 2012. A copy of such Annual Report must accompany the delivery of this Statement of Additional Information.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II

                            3,243,000 COMMON SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                                                          , 2012

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P)
FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation; and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

      A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

      An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


PLUS (+) OR MINUS (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

      A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

      A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.


MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

         o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:


SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.


DUAL RATINGS

      Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').


ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)


I

      This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P

      This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

PI

      Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.


PRELIMINARY

      Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

   o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

   o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

   o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

   o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

   o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

   o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

SF

      The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

T

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

UNSOLICITED

      Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.


INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

C

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.


PR

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001. R

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.


      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:


LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated class and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody's general long-term or short-term rating sale, depending upon the intended tenor of the notes to be issued under the program.

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.


SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:


INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.


LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

              a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

              b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

              c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

              a. the selective payment default on a specific class or currency of debt;

              b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

              c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

              d. execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

         o The ratings do not predict a specific percentage of default likelihood over any given time period.

         o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

         o The ratings do not opine on the liquidity of the issuer's securities or stock.

         o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

         o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

         o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
              CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C
      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

         Limitations of the Short-Term Ratings
            Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

         o The ratings do not predict a specific percentage of default likelihood over any given time period.

         o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

         o The ratings do not opine on the liquidity of the issuer's securities or stock.

         o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

         o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.


ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': the rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'wd'.

                                   APPENDIX B

                     BROOKFIELD INVESTMENT MANAGEMENT INC.
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2010


The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A. PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1. FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2. PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

         o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

         o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

         o BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

         o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

         o If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the "Helios/Brookfield Funds") describing:

         o any issues arising under these Policies and Procedures since the last report to the Helios/Brookfield Funds' Boards of Directors/ Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

         o any proxy votes taken by BIM on behalf of the Helios/Brookfield Funds since the last report to the Helios/Brookfield Funds' Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Helios/Brookfield Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

         o  these Policies and Procedures, as amended from time to time;

         o records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

         o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

         o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. AMENDMENTS TO THESE PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors/Trustees of the Helios/Brookfield Funds for review and approval.

E. PROXY VOTING GUIDELINES

Guidelines are available upon request.

                           PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.    Financial Statements:

      The Registrant's audited financial statements, notes to the financial statements and the report of independent public accounting firm thereon have been incorporated into Part B of the Registration Statement by reference to Registrant's Annual Report for the fiscal year ended October 31, 2011 contained in its Form N-CSR, as described in the statement of additional information.

2.    Exhibits:

a.    Declaration of Trust dated July 17, 2006.(1)

b.    By-Laws of Fund filed on February 27, 2006.(4)

c.    None.

d.    Form of Share Certificate.(2)

e.    Terms and Conditions of the Dividend Reinvestment Plan.(2)

f.    None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.(3)

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Brookfield Investment Management Inc.(3)

h.1   Form of Sales Agreement.*

h.2   Form of Underwriting Agreement.*

i.    None.

j.    Form of Custodian Services Agreement.(2)

k.1   Form of Transfer Agency Services Agreement.(2)

k.2   Form of Administration and Accounting Services Agreement.(2)

k.3   Committed Facility Agreement.

l.1   Opinion and consent of Chapman and Cutler LLP.*

l.2   Opinion and consent of Bingham McCutchen LLP.*

m.    None.

n.    Consent of Independent Registered Public Accounting Firm.

o.    None.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.(2)

q.    None.

r.1   Code of Ethics of Registrant.(2)

r.2   Code of Ethics of First Trust Portfolios L.P.(2)

r.3   Code of Ethics of First Trust Advisors L.P.(2)

r.4   Code of Ethics of Brookfield Investment Management Inc.

s.    Powers of Attorney.

--------------------------------------------------------------------------------

*     To be filed by amendment.

(1) Filed on January 20, 2006 in Registrant's Registration Statement on Form N-2 (File No. 333-131194) and incorporated herein by reference.

(2) Filed on March 28, 2006 in Registrant's Registration Statement on Form N-2 (File No. 333-131194) and incorporated herein by reference.

(3) Filed on October 19, 2010 in Registrant's Proxy Statement on Schedule 14A (File No. 811-21842) and incorporated herein by reference.

(4) Filed on May 16, 2011 in Registrant's Registration Statement on Form N-14 (File No. 333-174259) and incorporated by reference herein.

Item 26: Marketing Arrangements

      Reference is made to the form of underwriting agreement and/or sales agreement for the Registrant's common shares to be filed in a post-effective amendment to the Registrant's Registration Statement and the section entitled "Plan of Distribution" contained in Registrant's Prospectus, filed herewith as Part A of Registrant's Registration Statement.

Item 27:  Other Expenses of Issuance and Distribution
---------------------------------------------------------- ---------------------
Securities and Exchange Commission Fees                    $ *
---------------------------------------------------------- ---------------------
Financial Industry Regulatory Authority, Inc. Fees         $ *
---------------------------------------------------------- ---------------------
Printing and Engraving Expenses                            $ *
---------------------------------------------------------- ---------------------
Legal Fees                                                 $ *
---------------------------------------------------------- ---------------------
Listing Fees                                               $ *
---------------------------------------------------------- ---------------------
Accounting Expenses                                        $ *
---------------------------------------------------------- ---------------------
Blue Sky Filing Fees and Expenses                          $ *
---------------------------------------------------------- ---------------------
Miscellaneous Expenses                                     $ *
---------------------------------------------------------- ---------------------
Total                                                      $ *
---------------------------------------------------------- ---------------------
* To be completed by amendment.
--------------------------------------------------------------------------------



Item 28: Persons Controlled by or under Common Control with Registrant

    Not applicable.


Item 29: Number of Holders of Securities

    At ________________, 2012
------------------------------------------------------- ------------------------
Title of Class                                          Number of Record Holders
------------------------------------------------------- ------------------------
Common Shares, $0.01 par value                          *
------------------------------------------------------- ------------------------
* To be completed by amendment

Item 30: Indemnification

Section 5.3 of the Registrant's Declaration of Trust provides as follows:

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

            (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

            (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

            (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                  (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

      (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

            (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

      (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions "Management of the Fund--Trustees and Officers" and "Sub-Advisor" is hereby incorporated by reference.

Item 32: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.


Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.

3.    Not applicable.

4. The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
      Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration

      Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

      The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.    The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the Securities Act of 1933 and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the Securities Act of 1933.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 20th day of March, 2012.

                                    FIRST TRUST STRATEGIC HIGH INCOME FUND II


                                    By:      /s/ James M. Dykas
                                        ----------------------------------------
                                          James M. Dykas
                                          Chief Financial Officer, Chief
                                          Accounting Officer and Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

--------------------------------------------------------------------------------
Signature                 Title                                 Date
--------------------------------------------------------------------------------
  /s/ Mark R. Bradley     President and Chief Executive         March 20, 2012
  --------------------    Officer (Principal Executive
 Mark R. Bradley          Officer)
--------------------------------------------------------------------------------
  /s/ James M. Dykas      Chief Financial Officer, Chief        March 20, 2012
  --------------------    Accounting Officer and Treasurer
 James M. Dykas           (Principal Financial and
                          Accounting Officer)
--------------------------------------------------------------------------------
James A. Bowen(1)         Chairman of the Board
                          and Trustee
------------------------- ---------------------------- By: /s/ Kristi A. Maher
Richard E. Erickson(1)    Trustee                 )       ----------------------
------------------------- ----------------------------    Kristi A. Maher
Thomas R. Kadlec(1)       Trustee                 )       Attorney-In-Fact
------------------------- ----------------------------    March 20, 2012
Robert F. Keith(1)        Trustee                 )
------------------------- ----------------------------
Niel B. Nielson(1)        Trustee                 )
--------------------------------------------------------------------------------
(1) Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, Mark R. Bradley, Kristi A. Maher and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and are filed as an Exhibit hereto.

                               INDEX TO EXHIBITS

k.3   Committed Facility Agreement.

n.    Consent of Independent Registered Public Accounting Firm.

r.4   Code of Ethics of Brookfield Investment Management Inc.

s.    Powers of Attorney.